                                                               Exhibit 10(ac)

==============================================================================



                                 LEASE AGREEMENT

                                     between

                                 CALHOUN COUNTY
                          ECONOMIC DEVELOPMENT COUNCIL

                                       and

                          CENTRAL CASTINGS CORPORATION

                          Dated as of November 1, 1995




                         ______________________________





                                   Relating to

                                   $3,000,000

                                 CALHOUN COUNTY
                          ECONOMIC DEVELOPMENT COUNCIL

             Adjustable Convertible Taxable Industrial Revenue Bonds
                     (Central Castings Corporation Project)
                                   Series 1995


===============================================================================

                               TABLE OF CONTENTS*
                                       to
                                 LEASE AGREEMENT
                                   between the
                                 CALHOUN COUNTY
                          ECONOMIC DEVELOPMENT COUNCIL
                                       and
                          CENTRAL CASTINGS CORPORATION

==============================================================================
                                                                       Page
                                                                       ----

Parties................................................................  1
Recitals...............................................................  1


                                    ARTICLE I

                         DEFINITIONS AND USE OF PHRASES


Section 1.1   Definitions..............................................  2
Section 1.2   Definitions Contained in the Indenture...................  8
Section 1.3   Use of Phrases...........................................  9


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES


Section 2.1   Representations and Warranties by the Council............  9
Section 2.2   Representations and Warranties by the Company............ 10

--------
*This Table of Contents appears here for reference only and should not be considered a part of this Lease Agreement.

                                   ARTICLE III

                                DEMISING CLAUSES


Section 3.1   Demising Clauses......................................... 13


                                   ARTICLE IV

                    CONCERNING THE PROJECT DEVELOPMENT WORK;
                              ISSUANCE OF THE BONDS


Section 4.1   Performance of the Project Development Work.............. 14
Section 4.2   Agreement to Issue Bonds................................. 16
Section 4.3   Disbursement of Moneys from Construction Fund............ 16
Section 4.4   No Warranty of Suitability by the Council.  Company
                 Required to Make Arrangements for Payment of
                 Project Development Costs............................. 17
Section 4.5   Council to Pursue Rights Against Suppliers and
                 Contractors, etc...................................... 18
Section 4.6   Certification of Completion Date......................... 19


                                    ARTICLE V

                  DURATION OF LEASE TERM AND RENTAL PROVISIONS


Section 5.1   Duration of Lease Term................................... 19
Section 5.2   Basic Rent; Additional Rent; Absolute and Unconditional
                 Obligation to Pay Basic Rent and Additional Rent...... 20
Section 5.3   Method of Payment of Basic Rent and Additional Rent...... 21
Section 5.4   Optional Prepayment of Basic Rent........................ 22
Section 5.5   General Provisions Concerning Prepayment of Basic Rent... 22
Section 5.6   Obligations of Company Unconditional..................... 22

                                   ARTICLE VI

                       PROVISIONS CONCERNING MAINTENANCE,
                    ADDITIONS, REMOVAL OF PROJECT EQUIPMENT,
                               INSURANCE AND TAXES


Section 6.1   Maintenance, Additions, Alterations, Improvements and
                 Modifications......................................... 23
Section 6.2   Removal of Project Equipment............................. 25
Section 6.3   Taxes, Other Governmental Charges and Utility Charges.... 26
Section 6.4   Insurance with Respect to Project........................ 27


                                   ARTICLE VII

                          PROVISIONS RESPECTING DAMAGE,
                          DESTRUCTION AND CONDEMNATION


Section 7.1   Damage and Destruction Provisions........................ 28
Section 7.2   Condemnation Provisions.................................. 30
Section 7.3   Condemnation of Right to Use of the Project for Limited
                 Period................................................ 34
Section 7.4   Condemnation of Company-Owned Property................... 35
Section 7.5   Cooperation of the Council in the Conduct of
                 Condemnation Proceedings.............................. 35
Section 7.6   Cooperation of the Council with respect to Restoration of
                 the Project in the Event of Casualty or
                 Condemnation.......................................... 35
Section 7.7   Relationship to Reimbursement Agreement and Bank
                 Mortgage.............................................. 36


                                  ARTICLE VIII

                       PARTICULAR COVENANTS OF THE COMPANY


Section 8.1   General Covenants........................................ 36
Section 8.2   Performance by the Council, the Bank or the Trustee of
                 Certain Company Obligations; Reimbursement of
                 Expenses.............................................. 36
Section 8.3   Release and Indemnification Covenants.................... 37

Section 8.4   Inspection of the Project................................ 39
Section 8.5   Agreement to Maintain Corporate Existence................ 40
Section 8.6   Qualification in Alabama................................. 41
Section 8.7   Further Assurances....................................... 41
Section 8.8   Protection of Security................................... 41


                                   ARTICLE IX

                         CERTAIN PROVISIONS RELATING TO
                            THE PROJECT AND THE BONDS


Section 9.1   Provisions Relating to Assignment and Subleasing by
                 Company................................................ 42
Section 9.2   References to Bonds Ineffective after Indenture
                 Indebtedness Paid...................................... 42
Section 9.3   Disposition of Trust Fund Moneys after Full Payment of
                 Indenture Indebtedness................................. 43
Section 9.4   Assignment of Lease by Council; Amendment of Lease........ 43


                                    ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES


Section 10.1  Events of Default Defined................................. 44
Section 10.2  Remedies on Default....................................... 46
Section 10.3  No Remedy Exclusive....................................... 47
Section 10.4  Agreement to Pay Attorneys' Fees.......................... 48
Section 10.5  No Additional Waiver Implied by One Waiver................ 48
Section 10.6  Effect of Intercreditor Agreement......................... 48


                                   ARTICLE XI

                                     OPTIONS


Section 11.1  Options to Terminate the Lease During the Lease Term..... 48
Section 11.2  Option to Purchase Casualties............................ 49
Section 11.3  Option to Purchase....................................... 51
Section 11.4  Options In General....................................... 52

                                   ARTICLE XII

                                  MISCELLANEOUS


Section 12.1  Covenant of Quiet Enjoyment.  Surrender.................. 53
Section 12.2  Retention of Title to Project by Council.  Granting of
                 Easements............................................. 53
Section 12.3  This Lease a Net Lease................................... 53
Section 12.4  Statement of Intention Regarding Certain Tax Matters..... 54
Section 12.5  Notices.................................................. 54
Section 12.6  Certain Prior and Contemporaneous Agreements
                 Cancelled............................................. 55
Section 12.7  Limited Liability of Council............................. 55
Section 12.8  Trustee Actions Requested by Company..................... 55
Section 12.9  Binding Effect........................................... 56
Section 12.10 Severability............................................. 56
Section 12.11 Article and Section Captions............................. 56
Section 12.12 Governing Law............................................ 56

Testimonium............................................................
Signatures.............................................................
Acknowledgments........................................................

Exhibit A
Exhibit B

         LEASE AGREEMENT between the CALHOUN COUNTY ECONOMIC DEVELOPMENT COUNCIL, a public corporation organized and existing under the laws of the State of Alabama (herein called the "Council"), and CENTRAL CASTINGS CORPORATION, a corporation organized and existing under the laws of the State of Alabama (herein called the "Company");


                                 R E C I T A L S


         Pursuant to this Lease Agreement, the Company is undertaking to lease the "Project" hereinafter defined from the Council. In order to finance a portion of the costs of acquiring, improving, enlarging and equipping said Project, the Council will issue $3,000,000 principal amount of its Adjustable Convertible Taxable Industrial Revenue Bonds (Central Castings Corporation Project), Series 1995, dated the date of their issuance (herein called the "Bonds"), under a Trust Indenture dated as of November 1, 1995 (herein called the "Indenture"), between the Council and Chemical Bank, as Trustee (herein called the "Trustee"). In order to secure the payment of the principal of and the interest and premium (if any) on the Bonds, the Council will pledge and assign under the Indenture the Council's interest in this Lease Agreement (other than certain expense payment and indemnification rights and certain rights which are herein expressly provided to be exercised by the Council), including particularly the "Basic Rent" payable hereunder by the Company for the use of said Project.

         Simultaneously with the delivery of this Lease Agreement, the Company and First Fidelity Bank, National Association (herein called the "Bank"), will enter into a Letter of Credit and Reimbursement Agreement dated as of November 1, 1995 (herein called the "Reimbursement Agreement"), pursuant to which the Bank will issue to the Trustee its irrevocable letter of credit in an amount sufficient to provide for the payment of the principal of and up to 45 days' accrued interest on the Bonds, as well as the purchase price of any Bonds tendered (or deemed to be tendered) for purchase in accordance with the provisions of the Indenture. The Council and the Company will enter into a Mortgage and Security Agreement dated as of November 1, 1995 (herein called the "Bank Mortgage"), with the Bank in order to secure the undertakings of the Company under the Reimbursement Agreement.


                      NOW, THEREFORE, THIS LEASE AGREEMENT

                              W I T N E S S E T H:


         That in consideration of the respective representations, warranties and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND USE OF PHRASES


         Section 1.1 Definitions. Unless the context clearly indicates a different meaning, the following words and phrases, as used herein, shall have the following respective meanings:

         "Act" means Act No. 82-222 of the 1982 Regular Session of the Legislature of Alabama, as amended and supplemented and at the time in force and effect.

         "Additional Rent" means (i) the moneys payable by the Company pursuant to the provisions of Section 5.2(b) hereof and (ii) any other moneys payable by the Company pursuant to this Lease Agreement that are referred to herein as Additional Rent.

         "Affiliate" of any designated Person means any Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such designated Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise.

         "Authority" means the State Industrial Development Authority, an Alabama public corporation, and its successors and assigns.

         "Authority Bonds" means any bonds of the Authority issued pursuant to the Authority Indenture.

         "Authority Indenture" means that certain Trust Indenture dated as of November 1, 1995, between the Authority and Chemical Bank, as trustee, as said agreement now exists and as it may from time to time be modified, supplemented or amended in accordance with the provisions thereof.

         "Authority Indenture Trustee" means Chemical Bank, in its capacity as trustee under the Authority Indenture, and any successor thereto in such capacity.

         "Authority Loan Agreement" means that certain Loan Agreement dated as of November 1, 1995, between the Authority and the Company, as said agreement now exists and as it may from time to time be modified, supplemented or amended in accordance with the provisions thereof.

         "Authorized Council Representative" means the person or persons at the time designated as such by written certificate furnished to the Company and the Trustee, containing the specimen signature or signatures of such person or persons and signed on behalf of the Council by the Chairman or Vice Chairman of its Board of Directors.

         "Authorized Company Representative" means any person authorized to act on behalf of the Company and designated as an authorized representative thereof in a written certificate furnished to the Council and the Trustee, containing the specimen signature of such person and signed on behalf of the Company by its President or any Vice President thereof.

         "Bank" means First Fidelity Bank, National Association, a national banking association having its principal office in Philadelphia, Pennsylvania, in its capacity as issuer of the Letter of Credit, its successors in such capacity and their assigns. If a Substitute Letter of Credit has been provided to the Trustee in accordance with Section 3.14 of the Indenture, any reference to the Bank shall, unless the context requires otherwise, include reference to the bank or other institution that provides such Substitute Letter of Credit and its successors and assigns.

         "Bank Mortgage" means that certain Mortgage and Security Agreement dated as of November 1, 1995, which will cover the Project and which is to be given by the Council and the Company to the Bank in order to secure the payment by the Company of any amounts which it may be required to pay under the Reimbursement Agreement.

         "Basic Agreements" means the Lease, the Letter of Credit, the Reimbursement Agreement, the Bank Mortgage, the Intercreditor Agreement and the Indenture, as such instruments may from time to time be amended or supplemented in accordance with their respective terms or the terms of the Indenture, as in the case may be applicable.

         "Basic Rent" means (i) the moneys payable by the Company pursuant to the provisions of Section 5.2(a) hereof, (ii) any other moneys payable by the Company pursuant to the Lease to provide for the payment of principal of or interest or premium (if any) on the Bonds (other than the aforesaid moneys payable pursuant to Section 5.2 hereof), and (iii) any other moneys payable by the Company pursuant to the Lease that are therein referred to as Basic Rent.

         "Bond Fund" means the Central Castings Corporation Project Bond Principal and Interest Fund created in Section 8.1 of the Indenture.

         "Bond Payment Date" means any date on which any principal or interest with respect to the Bonds shall mature and be due and payable or on which any principal amount of the Bonds shall be required to be redeemed prior to the stated maturity thereof.

         "Bondholder" means the Holder of any Bonds.

         "Bonds" means those certain Adjustable Convertible Taxable Industrial Revenue Bonds (Central Castings Corporation Project), Series 1995, authorized to be issued under the Indenture initially in the aggregate principal amount of $3,000,000.

         "Business Day" means any day other than (a) a Saturday or a Sunday, (b) a day on which banking institutions in New York, New York, in Philadelphia, Pennsylvania, in Dallas, Texas, in Houston, Texas, or in any other city where either the principal office of the Bank, the Trustee (including the office of the Trustee from which payments of the principal of or interest on the Bonds are made), the Remarketing Agent, or the Tender Agent is located are required or authorized by law (including executive order) to close or on which the principal office of the Bank, the Trustee (including the office of the Trustee from which payments of the principal of or interest on the Bonds are made), the Remarketing Agent or the Tender Agent is closed for a reason not related to financial condition, or (c) a day on which the New York Stock Exchange is closed.

         "Code" means the Internal Revenue Code of 1986, as amended and at the time in force and effect.

         "Company" means Central Castings Corporation, an Alabama corporation, and, subject to the provisions of Section 8.4 hereof, includes its successors and assigns and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party.

         "Completion Date" means the date on which the completion of the Project Development Work and the satisfaction of the other conditions referred to in
Section 4.6 hereof are certified to the Trustee and the Council in accordance with the provisions of said Section 4.6.

         "Construction Fund" means the Central Castings Corporation Project Construction Fund created in Section 7.1 of the Indenture.

         "Conversion Date" means the day on which the interest payable with respect to the Bonds shall be converted from a variable interest rate to a fixed interest rate pursuant to the provisions of Section 3.4 of the Indenture.

         "Council" means the party of the first part hereto and, subject to the provisions of Section 9.4 of the Indenture, includes its successors and assigns and any public corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party.

         "Counsel" means any attorney duly admitted to practice before the highest court of any state of the United States of America or the District of Columbia (including any officer or full-time employee of the Council or an Affiliate thereof who is so admitted to practice), it being understood that Counsel may also mean a firm of attorneys whose members are so admitted to practice.

         "Eminent Domain", when used herein with reference to any taking of property, means the power (actual or claimed) of any governmental authority or any Person acting under governmental authority (actual or claimed) to take such property; and, for purposes of the Lease, a taking of property under the exercise of the power of Eminent Domain shall include a 4 conveyance made, or a use granted or taken, under either the threat or the fact of the exercise of governmental authority.

         "Event of Default" means an "Event of Default" as specified in Section
10.1 hereof.

         "Holder" means the Person in whose name a Bond is registered on the registry books of the Trustee pertaining to the Bonds.

         "Indenture" means that certain Trust Indenture dated as of November 1, 1995, between the Council and Chemical Bank, a New York corporation having its principal office in the City of New York, New York, under which (i) the Bonds are authorized to be issued, and (ii) the Council's interests in this Lease Agreement are to be assigned and pledged as security for payment of the principal of and the interest and premium (if any) on the Bonds, as the said Trust Indenture now exists and as it may hereafter be supplemented and amended.

         "Indenture Indebtedness" means all indebtedness of the Council at the time secured by the Indenture, including, without limitation, all principal of and interest and premium (if any) on the Bonds, and all reasonable and proper fees, charges and disbursements of the Trustee for services performed under the Indenture.

         "Independent Counsel" means Counsel having no continuing employment or business relationship or other connection with the Council or the Company or an Affiliate of either thereof which, in the opinion of the Trustee, might compromise or interfere with the independent judgment of such Counsel in the performance of any services to be performed hereunder as Independent Counsel.

         "Inducement Resolution" means that certain resolution adopted by the Council on August 23, 1994, in which the Council agreed, among other things, to issue the Bonds to finance a portion of the costs of acquiring, improving, enlarging and installing the Project.

         "Intercreditor Agreement" means that certain Intercreditor Agreement dated as of November 1, 1995, among the Company, the Council, the Authority, the Trustee and the Authority Indenture Trustee, as said agreement now exists and as it may from time to time be modified, supplemented or amended in accordance with the provisions thereof.

         "Interest Payment Date" means (i) during the period from the date of the issuance of the Bonds to and including the Conversion Date (if any), the first Business Day of each calendar month falling within such period and the Conversion Date (if any) on which such period ends, and (ii) during the period from, but not including, the Conversion Date (if any) to and including the date of the final payment of the Bonds, each May 1 and November 1 falling within such period.

         "Lease" or "this Lease Agreement" means this Lease Agreement, as it now exists and as it may from time to time be modified, supplemented or amended in accordance with the provisions of Section 13.4 of the Indenture.

         "Lease Term" means the period beginning on the date of delivery of this Lease Agreement and continuing until 11:59 o'clock, P.M., on November 1, 2015.

         "Letter of Credit" means the direct pay irrevocable letter of credit issued by the Bank to the Trustee contemporaneously with the original issuance of the Bonds, together with any letter of credit issued in substitution or exchange therefor pursuant to the Reimbursement Agreement. In the event that a Substitute Letter of Credit is provided to the Trustee pursuant to Section 3.14 of the Indenture, any reference to the Letter of Credit shall, unless the context requires otherwise, include reference to such Substitute Letter of Credit, and any reference to the Bank under such circumstances shall include reference to the bank or other institution providing such Substitute Letter of Credit.

         "Net Condemnation Award" means the total amount received as compensation for any part of the Project taken under the exercise of the power of Eminent Domain, plus damages to any part of the Project not taken, which compensation shall consist of (i) all awards received pursuant to administrative or judicial proceedings conducted in connection with the exercise of the power of Eminent Domain, plus (ii) all amounts received as a result of any settlement of compensation claims (whether in whole or in part) negotiated with the condemning authority, less (iii) all attorneys' fees and other expenses incurred in connection with the receipt of such compensation, including attorneys' fees and expenses relating to such administrative or judicial proceedings and to such settlement negotiations.

         "Net Insurance Proceeds" means the total insurance proceeds recovered by the Council, the Company and the Trustee on account of any damage to or destruction of the Project or any part thereof, less all expenses (including attorneys' fees and any extraordinary expenses of the Trustee) incurred in the collection of such proceeds.

         "Offering Memorandum" means the Private Placement Memorandum pertaining to the Bonds.

         "Permitted Encumbrances" means, with respect to any of the Project, as of any particular time, any of the following: (i) the lien of the Bank Mortgage and any liens or other encumbrances permitted by the provisions of the Bank Mortgage; (ii) the Lease; (iii) liens for ad valorem taxes and general and special assessments not then delinquent; (iv) utility, access, drainage and other easements and rights-of-way, mineral rights, covenants running with the land, zoning restrictions, environmental regulations and other restrictions and encumbrances affecting the use of real property, and minor defects and irregularities in title to real property, none of the foregoing of which, individually or in the aggregate, materially impair the title of the Company to the real property affected thereby or interfere with the use of such property for the purpose for which it was acquired or is held by the Company; and (v) any inchoate mechanic's material-man's, supplier's or vendor's lien or other right to a purchase money security interest if payment if not yet due and payable under the contract giving rise to such lien or right.

         "Person" means any natural person, corporation, partnership, trust, joint venture, government or governmental body, political subdivision or other legal entity as in the context may be possible or appropriate.

         "Placement Agent" means First Fidelity Bank, N.A., Newark, New Jersey.

         "Project" means the Project Site, the Project Building and the Project Equipment, as they may at any time exist, and all other property and rights of every kind that are or become subject to the demise of the Lease.

         "Project Building" means the foundry building and related improvements situated on the Project Site, as such building and related improvements may at any time exist.

         "Project Development Costs" means the following: (i) all costs and expenses incurred in connection with the planning, development and design of the Project, including the costs of preliminary investigations, surveys, estimates and plans and specifications; (ii) all costs and expenses of acquiring, constructing and installing the various facilities that constitute the Project, including the cost to the Company of supervising construction and installation, payments to contractors and materialmen and fees for professional or other specialized services; (iii) the costs of contract bonds and of insurance of all kinds which may be necessary or desirable in connection with the Project Development Work and which are not paid by any contractor or otherwise provided for; (iv) all expenses incurred in connection with the issuance and sale of the Bonds, including (without limitation) the fees and expenses of Bond Counsel to the Council, the acceptance fee of the Trustee, the fees and expenses of Counsel to the Trustee, the initial fees (if any) of the Tender Agent and the Remarketing Agent, the fees payable to the Bank in respect of the Letter of Credit and the Reimbursement Agreement prior to the Completion Date, the fees and expenses of Counsel to the Bank, the costs of printing the Bonds, the fees of any Rating Agency rating the Bonds, accounting fees, financial advisory fees, and other usual and customary expenses; (v) the charges of the Trustee for the disbursement of moneys from the Construction Fund; (vi) all other costs which the Council shall be required to pay, under the terms of any contract or contracts, in connection with the Project Development Work; (vii) interest on the Bonds to the extent that the cumulative amount thereof paid out of the proceeds of the Bonds does not exceed the total interest that will accrue on the Bonds from their date until and including the Completion Date; and (viii) the reimbursement to the Company of all amounts paid directly by the Company in respect of any of the aforesaid costs and expenses and of all amounts advanced by the Company to the Council for the payment of such costs and expenses.

         "Project Development Work" means the acquisition, improvement and enlargement of the Project Building and the acquisition of the Project Equipment and the installation thereof in or around the Project Building.

         "Project Equipment" means (i) all items (whether or not fixtures) of furniture, furnishings, fixtures, machinery, equipment or other personal property the costs of which, in whole or in part, have been or are to be paid by the Company out of the proceeds of the Bonds and (ii) all items (whether or not fixtures) of furniture, furnishings, fixtures, machinery, equipment or other personal property that are acquired by the Company in substitution for or replacement of items of machinery, equipment or other personal property theretofore constituting part of the Project Equipment.

         "Project Site" means (i) the parcel of land specifically described in Exhibit A attached hereto and made a part hereof and (ii) any other land that, at the time and under the terms hereof, constitutes a part of the Project Site.

         "Rating Agency" means any nationally recognized securities rating agency which shall have outstanding a rating respecting the Bonds.

         "Reimbursement Agreement" means the Letter of Credit and Reimbursement Agreement between the Company and the Bank dated as of November 1, 1995, pursuant to which the Letter of Credit is being issued by the Bank and delivered to the Trustee, and any and all modifications, alterations, amendments and supplements thereto, and, with respect to any Substitute Letter of Credit, the agreement specifying the terms of such facility with the bank or other institution providing the same.

         "Remarketing Agent" means First Fidelity Bank, N.A., Newark, New Jersey, or any successor remarketing agent appointed in accordance with Section
12.1 of the Indenture.

         "Substitute Letter of Credit" means a credit facility other than the original Letter of Credit that complies with the requirements of Section 3.14 of the Indenture, including, without limitation, a letter of credit or an insurance policy which provides security for payment of the principal of and interest and premium (if any) on the Bonds, it being understood that any Substitute Letter of Credit shall also provide security for the payment of the purchase price of Bonds tendered (or deemed to be tendered) to the Tender Agent pursuant to
Section 3.5 or 3.6 of the Indenture.

         "Tender Agent" means the Trustee or any successor tender agent appointed in accordance with Section 12.3 of the Indenture.

         "Trustee" means the Trustee at the time serving as such under the Indenture.


         Section 1.2 Definitions Contained in the Indenture. Unless the context clearly indicates a different meaning, any words, terms or phrases that are used in this Lease as defined terms without being herein defined and that are defined in the Indenture shall have the meanings respectively given them in the Indenture.

         Section 1.3 Use of Phrases. "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter", and other equivalent words refer to this Lease as an entirety and not solely to the particular portion thereof in which any such word is used. The definitions set forth in Section 1.1 hereof include both singular and plural. Whenever used herein, any pronoun shall be deemed to include both singular and plural and to cover all genders. Any percentage or fractional amount of all the Bonds, specified herein for any purpose, is to be figured on the aggregate principal amount of all the Bonds then outstanding.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES


         Section 2.1 Representations and Warranties by the Council. The Council makes the following representations and warranties as the basis for the undertakings on its part herein contained:

         (a) Organization. The Council is a public corporation validly existing under the provisions of the Act, as now existing. The Council is not in default under any of the provisions contained in its Bylaws or in the laws of the State of Alabama. The Council has not initiated any proceedings or taken any action for its dissolution.

         (b) Litigation. There are no actions, suits or proceedings pending (nor, to the knowledge of the Council, are any actions, suits or proceedings threatened) against or affecting the Council or any property of the Council in any court, or before an arbitrator of any kind, or before or by any governmental body, which might materially and adversely affect the transactions contemplated by this Lease or which might adversely affect the validity or enforceability of this Lease or any other agreement or instrument to which the Council is or is to be a party relating to the transactions contemplated by this Lease.

         (c) Sale and Other Transactions are Legal and Authorized. The sale and issuance of the Bonds, the execution and delivery of this Lease and the Indenture, and the compliance with all the provisions of each thereof and of the Bonds by the Council (i) are within the power and authority of the Council, (ii) will not conflict with or result in a breach of any of the provisions of, or constitute a default under, the Act or the Bylaws of the Council, any agreement or other instrument to which the Council is a party or by which it may be bound, or any license, judgment, decree, order, law, statute, ordinance or governmental regulation applicable to the Council, and (iii) have been duly authorized by all necessary corporate action on the part of the Council.

         (d) Governmental Consents. Neither the nature of the Council, nor any of its activities or properties, nor any relationship between the Council and any other Person, nor any circumstance in connection with the offering, sale, issuance or delivery of any of the Bonds is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental body on the part of the Council in connection with the execution, delivery and performance of either this Lease or the Indenture or the offering, sale, issuance or delivery of any of the Bonds, other than (i) the due filing and/or recording of the Lease and the Indenture and (ii) the due filing of requisite Uniform Commercial Code financing statements.

         (e) No Default. No event has occurred and no condition exists which would constitute an "Event of Default" under the Indenture, as "Event of Default" is therein defined, or which would become such an "Event of Default" with the passage of time or with the giving of notice or both. The Council is not in default under the Act, its Bylaws, or any agreement or instrument to which it is a party or by which it is bound, or any judgment, order, rule or regulation of any court or other governmental body applicable to it, to the extent in any such case that the default in question would adversely affect the existence of the Council, its corporate power to carry out the transactions contemplated by this Lease or the validity of any of the Bonds or the security therefor.

         (f) The Bonds. The Bonds, when issued and paid for in accordance with this Lease and the Indenture and when duly authenticated by the Trustee, will constitute legal, valid and binding special obligations of the Council payable solely from the sources provided in the Indenture.

         (g) Location of Project. As of the delivery of this Lease all of the components of the Project are located wholly within Calhoun County, Alabama.

         (h) Full Disclosure. The representations and warranties made by the Council in this Lease or in any written document furnished by the Council in connection with the transactions contemplated by any of the Basic Agreements do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein, in light of the circumstances under which they were made, not misleading at the times they were made. There is no fact which the Council has not disclosed which materially adversely affects or, so far as the Council can now foresee, will materially adversely affect, the Project or the financial condition of the Company or the ability of the Company to perform its obligations under any of the Basic Agreements to which it is a party.

         (i) Fulfillment of Purposes of Act. The Council has determined that the issuance of the Bonds, the performance of the Project Development Work and the leasing of the Project to the Company will fulfill the purposes of the Act.


         Section 2.2 Representations and Warranties by the Company. The Company makes the following representations and warranties as the basis for the undertakings on its part herein contained:

         (a) Organization and Qualification of Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Alabama. The Company has the power and authority to own its properties and assets and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in the State of Alabama and in every jurisdiction in addition to the State of Alabama wherein the failure so to qualify and to maintain its standing would have a material adverse effect on its business. The Company has all requisite power to enter into this Lease and to consummate the transactions contemplated hereby, including, without limitation, the execution, delivery and performance of each of the Basic Agreements to which it is a party.

         (b) Authorization and Validity of the Basic Agreements. The Company has, by all necessary corporate action, duly authorized the execution, delivery and performance of each of the Basic Agreements to which it is a party. When duly executed and delivered by the respective parties thereto, each of the Basic Agreements will constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or in law).

         (c) Burdensome and Conflicting Agreements and Charter Provisions. The Company is not subject to any charter or other restriction or to any judgment, order, rule or regulation of any court or government body which materially and adversely affects, or in the future may (so far as the Company can now foresee) materially and adversely affect, the business, prospects, operations, properties, assets or condition (financial or otherwise) of the Company, nor is it a party to any instrument or agreement which in its reasonable business judgment materially and adversely affects, or in the future may (so far as the Company can now foresee) materially and adversely affect, the business, prospects, operations, properties, assets or condition (financial or otherwise) of the Company. Neither the execution and delivery of any of the Basic Agreements to which the Company is a party, nor the offering, sale and issuance of any of the Bonds, nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of or compliance with the terms and provisions hereof or thereof conflicts with, or results in a breach of, or constitutes a default under, or results in or requires the creation of any lien (other than that created by the Bank Mortgage or by any other security agreements or comparable instruments delivered to the Bank in connection with the issuance of the Letter of Credit) in respect of any properties or assets of the Company pursuant to, or requires any authorization, consent, approval, exemption or other action by, or any notice to, or registration, qualification or filing with, or any other action with respect to, any court, governmental body or any other Person (other than those already obtained, taken or made, and other than as contemplated by the Basic Agreements) pursuant to the terms, conditions or provisions of any applicable law (including any securities or Blue Sky law), rule, regulation, charter, bylaw, agreement, instrument, judgment or order by which the Company is bound or to which the Company or any of its properties is subject.

         (d) Governmental Consents. Neither the nature of the business or property of the Company, nor any relationship between the Company and any other Person nor any circumstance in connection with the offering, sale, issuance or delivery of any of the Bonds is such as to require on the part of the Company any consent, approval, permit, exemption, action, order or authorization of, or filing, registration or qualification with, or with respect to, any court, regulatory agency or other governmental body in connection with the execution and delivery of this Lease or the offering, sale, issuance or delivery of any of the Bonds (other than those already obtained, taken or made and which continue in full force and effect).

         (e) Litigation. There is no action, suit, inquiry, investigation or proceeding pending or overtly threatened against or affecting the Company at law or in equity or before or by any court or governmental body (nor, to the best knowledge and belief of the Company, is there any basis therefor) which might result in any material adverse change in the business, prospects, operations, properties or assets or in the financial condition of the Company, or which might materially and adversely affect the transactions contemplated by this Lease, or which might impair the ability of the Company to comply with its obligations hereunder.

         (f) No Defaults. No event has occurred and no condition exists which, upon the issuance of any of the Bonds, would constitute an Event of Default or which would become such an Event of Default with the passage of time or with the giving of notice or both. To the best of the knowledge of the Company, no event has occurred and no condition exists which would constitute an "Event of Default" under the Indenture, as "Event of Default" is therein defined, or which would become such an "Event of Default" with the passage of time or with the giving of notice or both. The Company is not in default in any respect under any agreement or other instrument to which it is a party or by which it is bound, or any judgment, order, rule or regulation of any court or other governmental body applicable to it, to the extent in any such case that the default in question would materially and adversely affect the transactions contemplated by this Lease or would impair the ability of the Company to comply with its obligations hereunder. The Company is not in default in the payment of the principal of or the interest on any of its indebtedness and is not in default under any instrument or agreement under and subject to which any of such indebtedness has been incurred, and no event has occurred or is continuing under the provisions of any such instrument or agreement which constitutes or will constitute an event of default thereunder.

         (g) Licenses, Permits, Etc. In the event that the Company is required to obtain any licenses, permits or other approvals in connection with the acquisition, construction, installation and operation of the Project, such licenses, permits or other approvals will be duly obtained not later than the time required.

         (h) Project's Compliance with Statutes and Regulations. To the best of the knowledge and judgment of the Company, the operation of the Project for the purpose for which it was designed and acquired will not conflict with any zoning, planning or similar regulations applicable thereto and will comply in all material respects with all applicable statutes, regulations, orders and restrictions.

         (i) Full Disclosure. Neither any information furnished by the Company to the Placement Agent in connection with the sale and issuance of the Bonds and the other transactions contemplated by this Lease, nor the representations and warranties made by the Company in this Lease or in any document in writing furnished by the Company to the Placement Agent in connection with the transactions contemplated hereby, contain (except to the extent, as to any such representation or warranty not made in this Lease or in a document required to be furnished pursuant to this Lease, corrected in any other written communication subsequently furnished by the Company to the Placement Agent prior to the execution and delivery of this Lease) any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein, in light of the circumstances in which they were made, not misleading at the times they were made. There is no fact known to the Company or which in the exercise of reasonable diligence should have been known to the Company which the Company has not disclosed to the Placement Agent in writing prior to the execution and delivery of this Lease which materially adversely affects or, so far as the Company can now in the exercise of its reasonable business judgment foresee, will materially adversely affect the Project, the financial condition of the Company or the ability of the Company to perform its obligations hereunder or under any agreement contemplated hereby.

         (j) Date of Acquisition of Project. None of the property which constitutes part of the Project and the costs of which are to be paid, directly or indirectly, with proceeds of the Bonds was acquired by the Company prior to the effective date of the Inducement Resolution, nor did the Company enter into any binding commitment for the acquisition of any such property prior to such date.

         (k) Location of Project. As of the delivery of this Lease, the Project is located wholly within Calhoun County, Alabama.


                                   ARTICLE III

                                DEMISING CLAUSES


         Section 3.1 Demising Clauses. For and during the Lease Term, the Council hereby demises and leases to the Company, subject to Permitted Encumbrances, and the Company hereby rents from the Council, subject to Permitted Encumbrances, the following described properties and related rights:

                                        I

         The parcel of land specifically described in Exhibit A attached hereto and made a part hereof.

                                       II

         The Project Building and all other buildings, structures and other improvements now or hereafter situated on the Project Site, all permits, easements, licenses, rights-of-way, contracts, leases, privileges, immunities and hereditaments pertaining or applicable to the Project Site and all fixtures now or hereafter owned by the Council and installed on the Project Site or in the Project Building or in any of such other buildings, structures and improvements now or hereafter located on the Project Site, it being the intention hereof that all property, rights and privileges hereafter acquired for use as a part of or in connection with or as an improvement to the Project Site shall be as fully covered hereby as if such property, rights and privileges were now owned by the Council and were specifically described herein.

                                       III

         All items (whether or not fixtures) of furniture, furnishings, fixtures, machinery, equipment and other personal property that at any time, under the provisions of the Lease, constitute the Project Equipment, including, without limitation, the items (whether or not fixtures) of furniture, furnishings, fixtures, machinery, equipment and other personal property generally described in Exhibit B attached hereto and made a part hereof, excluding, however, any such personal property that, under the provisions of the Lease, is, or is to become (prior to the termination of the Lease), the sole property of the Company or third parties.


                                   ARTICLE IV

                    CONCERNING THE PROJECT DEVELOPMENT WORK;
                              ISSUANCE OF THE BONDS


         Section 4.1 Performance of the Project Development Work. The Council and the Company will undertake and complete, or will cause to be undertaken and completed, the following work with respect to the Project:

                  (a) the improvement of the Project Site in such manner and to such extent as the Company deems necessary or desirable,

                  (b) the improvement and enlargement of the Project Building, which shall be improved and enlarged in accordance with detailed plans and specifications to be prepared by the Company and its agents, and

                  (c) the acquisition and installation in or about the Project Building or elsewhere on the Project Site of such items of furniture, furnishings, fixtures, machinery, equipment and other personal property necessary for or useful in the operation of the Project as shall be specified by the Company (said furniture, furnishings, fixtures, machinery, equipment and other personal property, as presently envisioned by the Company, being generally described on Exhibit B attached hereto and made a part hereof).

The Council and the Company will use their best efforts to complete the Project Development Work, or to cause the same to be completed, as promptly as practicable, delays incident to strikes, riots, acts of God or the public enemy or other acts beyond the reasonable control of the Council or the Company only excepted; provided, however, that no liability on the part of the Council nor any reduction in or postponement of any rentals payable by the Company hereunder shall result from any delay in the completion of any of the Project Development Work or from the failure of such work to be completed in accordance with the plans, specifications and directions furnished by the Company.

         The Council acknowledges that the Project is to be acquired, improved, enlarged and installed in accordance with the requirements of the Company, and it is therefore agreed and understood that the Company, at any time and from time to time after the delivery of this Lease Agreement, may cause such changes to be made in the design of the Project Building as it, in the exercise of its sole judgment, may deem necessary or desirable; provided however, that (i) the Project Building, as finally improved and enlarged in accordance with the requirements of the Company, shall be of a size and quality substantially equivalent to that contemplated by the Company at the time of the delivery of this Lease Agreement and (ii) the character of the Project Building shall be such as is necessary for the Project to qualify for financing under the Act. Further, the Company may, after the delivery of this Lease Agreement, cause such changes to be made in the Project Equipment described in Exhibit B hereto, including additions thereto, deletions therefrom and substitutions therefor, as it may desire and as will not cause the Project Equipment, as altered by such changes, to be, in the reasonable judgment of the Company, functionally inferior (insofar as the operation of the Project by the Company is concerned) to the Project Equipment described in said Exhibit B. Except as provided in the foregoing provisions of this paragraph, neither the Company nor the Council will cause or permit any changes to be made in the design of the Project Building or in the composition of the Project Equipment. The rights of the Company under this paragraph to cause changes to be made in the Project Equipment described in said Exhibit B shall apply only to the selection of such equipment prior to its installation in or about the Project Building, and nothing herein contained shall be construed to enlarge, restrict or otherwise alter the terms and conditions contained in Section 6.2 of this Lease Agreement respecting the removal of any item of the Project Equipment.

         The Council will execute and deliver, or cause to be executed and delivered, all contracts, orders, requisitions, instructions and other written instruments and do, or cause to be done, all other acts or things that may be necessary or proper to carry out the Project Development Work and to perform fully its obligations under this Lease Agreement. In no event, however, will the Council hereafter enter into any contract with respect to the Project Development Work or any part thereof unless there is endorsed thereon a legend indicating that the Company has approved both the form and substance of such contract and such legend is signed on behalf of the Company by an Authorized Company Representative.

         The Council hereby ratifies and confirms all actions heretofore taken by it pursuant to the Inducement Resolution and assumes and adopts all contracts heretofore entered into by the Company, whether in the name and behalf of the Council or in the name and behalf of the Company, with respect to the Project Development Work; provided, however, that any obligation for the payment of money incurred or assumed by the Council with respect to any such contract shall be payable solely from the proceeds derived by the Council from the sale of any of the Bonds, from income earned by the Council from the investment of such proceeds or from any moneys made available to the Council by the Company for the payment of such obligation.

         The Council and the Company shall each appoint by written instrument an agent or agents authorized to act for each respectively in any or all matters arising under the Lease or the Indenture which, by the specific terms of the Lease or the Indenture, require action by such agents. Each agent so appointed to act for the Council shall be designated an Authorized Council Representative, and each agent so appointed to act for the Company shall be designated an Authorized Company Representative. Either the Council or the Company may from time to time, by written notice to the other party hereto and to the Trustee, revoke, amend or otherwise limit the authorization of any agent appointed by it to act on its behalf or designate another agent or agents to act on its behalf, provided that with reference to all the foregoing matters there shall be at all times at least one Authorized Council Representative authorized to act on behalf of the Council and at least one Authorized Company Representative authorized to act on behalf of the Company.


         Section 4.2 Agreement to Issue Bonds. In order to finance a portion of the Project Development Costs, the Council will, simultaneously with the delivery hereof, issue and sell the Bonds and, as security therefor, execute and deliver the Indenture. In the Indenture, the Council has agreed, upon the occurrence of an Adjudication of Invalidity with respect to the Authority Bonds and the satisfaction of certain conditions precedent, to issue a second installment of bonds pursuant to the Indenture. The Council acknowledges that, for the further security of the Holders of the Bonds, the Bank has issued the Letter of Credit and that in connection therewith the Company and the Bank have entered into the Reimbursement Agreement and the Council, the Company and the Bank have entered into the Bank Mortgage. All the terms and conditions of the Indenture (including, without limitation, those relating to the amounts and maturity date or dates of the principal of the Bonds, the interest rate or rates thereof and the provisions for redemption thereof prior to their respective maturities) are hereby approved by the Company, and to the extent that any provision of the Indenture, the Reimbursement Agreement or the Bank Mortgage is relevant to the calculation of any rental or other amount payable by the Company hereunder or to the determination of any other obligation of the Company hereunder, the Company hereby agrees that such provision of such instrument shall be deemed a part hereof as fully and completely as if set out herein.


         Section 4.3 Disbursement of Moneys from Construction Fund. Subject to the conditions of Section 4.4 hereof, the Council will pay, or cause to be paid, all Project Development Costs (other than those paid with proceeds of the Authority Bonds), but such costs shall be paid solely out of the principal proceeds from the sale of the Bonds, income earned from the investment of such proceeds and any other moneys which the Company may cause to be deposited in the Construction Fund. The Company, as agent for the Council, will cause such requisitions to be prepared and submitted to the Trustee as shall be necessary to enable the Trustee to pay, out of moneys held in the Construction Fund in accordance with the provisions of Section 7.1 of the Indenture, the Project Development Costs. The Company, upon request, will furnish a copy of each such requisition to the Council.

         The Council will, simultaneously with the issuance of the Bonds or as soon thereafter as may be practicable, cause the Trustee, upon submission of requisitions satisfying the requirements of the Indenture, to reimburse the Company, out of the proceeds of the Bonds deposited in the Construction Fund, for (i) all costs and expenses that the Company may have heretofore paid or incurred in connection with the Project Development Work, and (ii) all advances and loans to the Council heretofore made by the Company in order to enable the Council to pay Project Development Costs. The Company hereby acknowledges and agrees that the failure by the Council to reimburse the Company, or to cause the Company to be reimbursed, in full for all such costs and expenses and all such advances [whether such failure results from insufficient moneys being available in the Construction Fund for such purpose, a decision by the Company not to request such reimbursement or any other cause (other than a willful refusal by the Council to perform its obligations hereunder)] shall not result in any diminution or postponement of any rentals payable by the Company hereunder, or in the acquisition of title to any part of the Project by the Company, or in the imposition of a lien in favor of the Company upon any part of the Project.


         Section 4.4 No Warranty of Suitability by the Council. Company Required to Make Arrangements for Payment of Project Development Costs. The Company recognizes that the Project Development Work has been or is to be planned and carried out under its control and in accordance with its requirements, and the Council can, therefore, make no warranty, either express or implied, or offer any assurances that such work, when completed, will be suitable for the Company's purposes or needs or that the proceeds derived from the sale of the Bonds, together with the income (if any) earned from the investment of such proceeds, will be sufficient to pay in full all the Project Development Costs. In the event such proceeds and investment income (if any) are insufficient to pay all the Project Development Costs, the Company

                  (a) will cause such changes to be made in the scope of the Project Development Work (including changes in the design of the Project Building or in the composition of the Project Equipment) as will result in the aggregate Project Development Costs not exceeding such proceeds and investment income, or

                  (b) will itself complete the Project Development Work as originally planned and will pay that portion of the Project Development Costs in excess of such proceeds and investment income, or

                  (c) will pay into the Construction Fund such moneys as are necessary for the payment of all Project Development Costs, in which case the Council will complete the Project Development Work, or

                  (d) will take action pursuant to any two or more of the courses of action described in the preceding clauses (a), (b) or (c),

all to the end that all obligations incurred by the Council in connection with the Project Development Work shall be paid in full and that the acquisition, improvement, enlargement and installation of the Project shall be completed. The Company shall not, by reason of (1) its direct payment of any excess Project Development Costs, (2) its payment of any moneys into the Construction Fund for the payment of any such costs or (3) any other arrangements made by it for the payment of such costs, be entitled to any reimbursement from the Council or to any diminution or postponement of any rentals payable by the Company hereunder. Further, the fact that the Company directly pays, or directly or indirectly furnishes money to the Council for the payment of, any part of the Project Development Costs shall not result in the Company's acquisition of title to any part of the Project or in the imposition of a lien in favor of the Company upon any part of the Project, it being understood and agreed (A) that title to all the Project shall, as between the Council and the Company, be fully and solely vested in the Council and (B) that any such lien in favor of the Company that might so result is hereby expressly waived and released by the Company.


         Section 4.5 Council to Pursue Rights Against Suppliers and Contractors, etc. In the event of default by any supplier, contractor or subcontractor under any contract with the Council for the performance of the Project Development Work or any part thereof, the Council will, upon written request made to it by the Company, proceed, either separately or in conjunction with others, to exhaust all remedies the Council may have against such supplier, contractor or subcontractor so in default and against each surety (if any) for the performance of such contract, but all actions taken by the Council to exhaust such remedies shall be at the expense of the Company. Further, in the event the Council proceeds in an arbitration proceeding or by an action at law or in equity against any such supplier, contractor, subcontractor or surety pursuant to the provisions of this section or in the event any such supplier, contractor, subcontractor or surety brings any such proceeding or action against the Council in connection with or relating to the Project Development Work, the Council will follow all reasonable directions given to it by the Company in connection with such proceeding or action, and the Company shall have full and complete control thereof, but any Counsel selected by the Company for the Council shall be subject to the approval of the Council. The net amount recovered by the Council in any such proceeding or action shall be paid into the Construction Fund or, if such amount is recovered after the Completion Date, to the Company, unless an Event of Default shall have occurred and be continuing, in which case such amount shall be paid into the Bond Fund.

         The Council hereby transfers and assigns to the Company all the Council's rights and interests in, to and under any maintenance or surety bonds or warranties respecting quality, durability or workmanship obtained by or vested in the Council in connection with the Project Development Work, and grants to the Company the right to take action, in the name of either the Council or the Company, but at the Company's sole cost and expense, for the enforcement of such bonds and warranties. The net amount recovered in any such action shall be paid into the Construction Fund or, if such amount is recovered after the Completion Date, to the Company, unless an Event of Default shall have occurred and be continuing, in which case such amount shall be paid into the Bond Fund.


         Section 4.6 Certification of Completion Date. The Completion Date shall be evidenced to the Trustee and the Council by a certificate signed by an Authorized Company Representative stating that

                  (a) the acquisition, improvement, enlargement and installation of the Project and all other Project Development Work have been completed in accordance with the applicable plans, specifications and directions furnished by the Company,

                  (b) all the Project Development Costs have been paid in full, except for amounts retained by the Company or by the Trustee at the Company's direction for any such costs not then due and payable or the liability for payment of which is being contested or disputed by the Company or by the Council at the Company's direction, and

                  (c) the Project is operational for the purpose for which it was designed.


                                    ARTICLE V

                  DURATION OF LEASE TERM AND RENTAL PROVISIONS


         Section 5.1 Duration of Lease Term. The Lease Term shall begin on the date of the delivery of this Lease Agreement and, subject to the provisions hereof, shall continue until 11:59 o'clock, P.M., on November 1, 2015. The Council will deliver to the Company sole and exclusive possession of the Project (or such portion or portions thereof as are then in existence) on the commencement date of the Lease Term, subject to the inspection and other rights reserved in Section 8.4 hereof, and the Company will accept possession thereof at such time; provided, however, that the Council will be permitted such access to the Project as shall be necessary and convenient for it to accomplish the undertakings on its part contained in Section 4.1 hereof; and provided further, that the Council will be permitted such possession of the Project as shall be necessary and convenient for it to make any repairs, restorations, additions or improvements required or permitted to be made by the Council pursuant to the provisions of the Lease.

         Section 5.2 Basic Rent; Additional Rent; Absolute and Unconditional Obligation to Pay Basic Rent and Additional Rent. In addition to any other rentals payable under the Lease, the Company shall pay:

         (a) Basic Rent.

                  (1) The Company shall make Basic Rent payments to the Trustee or the Tender Agent, for the account of the Council, in installments as follows:

                  (a) at or before 11:00 a.m. (New York City time) on each Bond Payment Date, the Company shall pay to the Trustee, in immediately available funds, an amount equal to the principal of and the interest and premium (if any) on the Bonds due on such Bond Payment Date; provided, however, that any amount already on deposit in the Bond Fund on the due date of such Basic Rent payment and available for the payment of debt service on the Bonds on such Bond Payment Date or any moneys drawn under the Letter of Credit and available for such payment shall be credited against the amount of such Basic Rent payment; and

                  (b) at or before 11:00 a.m. (New York City time) on each Tender Date with respect to the Bonds, the Company shall pay to the Tender Agent, in immediately available funds, an amount equal to the purchase price of Bonds tendered (or deemed tendered) for purchase on such Tender Date; provided, however, that any amount already on deposit in the Bond Purchase Fund on such Tender Date that is available for the payment of the purchase price of Bonds to be tendered on such Tender Date or any moneys drawn under the Letter of Credit and available for such payment shall be credited against the amount of such Basic Rent payment.

                  (2) If, during any year while any of the Bonds shall be outstanding, the Basic Rent shall be insufficient to pay the principal of and the interest and premium (if any) on the Bonds as the same become due, the amount of the insufficiency shall be paid by the Company as additional Basic Rent. If at any time the amount in the Bond Fund is sufficient to pay in full the debt service on all outstanding Bonds, then no further Basic Rent shall be payable hereunder. If any moneys remain in the Bond Fund after payment or the making of provision for payment in accordance with the provisions of the Indenture of the principal of, premium, if any, interest on, and, if redemption is involved, redemption expenses in connection with, all outstanding Bonds, such remaining moneys shall be transmitted to the Bank to the extent that funds are owed to the Bank under the Reimbursement Agreement and otherwise shall be refunded to the Company as excess Basic Rent.

         (b) Additional Rent. The Company shall pay Additional Rent to the Council or to the Trustee, as the case may be, as follows:

                  (1) the acceptance fee of the Trustee and the annual (or other regular) fees, charges and expenses of the Trustee, the Tender Agent and the Remarketing Agent (including the fees of their respective counsel and agents) designated under the Indenture;

                  (2) any other amount to which the Trustee may be entitled under the Indenture;

                  (3) the reasonable expenses of the Council incurred at the request of the Company, or in the performance of its duties under the Lease, the Indenture, the Bank Mortgage or the Bonds, or in connection with any litigation which may at any time be instituted involving the Project, the Lease, the Indenture, the Bank Mortgage or the Bonds or in the pursuit of any remedies under the Lease, the Indenture, the Bank Mortgage or the Bonds.

         (c) All Additional Rent payments shall be due and payable within 10 Business Days after receipt by the Company of a reasonably detailed invoice therefor.

         (d) Any overdue Basic Rent payment shall bear interest from the related Bond Payment Date or Tender Date until paid at a per annum rate which is one percent (1%) greater than the interest rate borne by the Bonds during the applicable period. Any overdue Additional Rent payment shall bear interest from the date due until paid at a per annum rate which is two percent (2%) greater than the Prime Rate in effect from time to time.


         Section 5.3 Method of Payment of Basic Rent and Additional Rent. Payments of Basic Rent shall be made to the Council by the Company's remitting the same directly to the Trustee or the Tender Agent, for the account of the Council, and shall be deposited by the Trustee in the Bond Fund or by the Tender Agent in the Bond Purchase Fund. The Council agrees at the Company's request to cause the Trustee to furnish to the Company at reasonable intervals an accounting of the funds in the Bond Fund, including the amount of Bonds paid and outstanding. Additional Rent specified in Section 5.2 shall be paid by the Company's remitting the same directly to the Trustee, for the account of the Council, in the case of the Trustee's fees, expenses and charges and either making direct payment in the case of impositions and other costs, expenses, liabilities and payments assumed and agreed to be paid by the Company under the Lease, or reimbursing the Council or the Trustee, if, pursuant to the provisions of the Lease, the Council or the Trustee shall make payment thereof.

         Section 5.4 Optional Prepayment of Basic Rent. The Company may, at its option at any time and from time to time, prepay directly to the Trustee, for the account of the Council, such amount of Basic Rent as shall be sufficient to enable the Council to redeem and retire, in advance of maturity, any or all of the Bonds in accordance with their terms and the terms of the Indenture. In the event of such prepayment, the Council will cause the amount of Basic Rent so prepaid to be applied to redemption and retirement of Bonds, in accordance with the provisions of the Indenture, on the earliest practicable date after receipt of such prepaid Basic Rent on which, under their terms and the terms of the Indenture, such Bonds may be redeemed, and will (upon being notified by the Company in writing of the Company's intention in this respect and without the necessity of the moneys therefor being deposited with the Trustee) take all action necessary under the provisions of the Indenture to effect such redemption. Prepayments of Basic Rent referable to the Bonds shall be applied to the redemption of Bonds at the redemption prices and in accordance with the other terms and conditions set forth in Section 3.8 of the Indenture or to reimburse the Bank for moneys advanced under the Letter of Credit to effect the redemption of Bonds.


         Section 5.5 General Provisions Concerning Prepayment of Basic Rent. The prepayment of Basic Rent pursuant to any provision of the Lease will result in a total or partial abatement of the Basic Rent that would thereafter have come due had it not been for such prepayment. After the prepayment of Basic Rent sufficient to pay, redeem and retire all the outstanding Bonds, the Company shall be entitled to the use and possession of the Project without the payment of any further Basic Rent but otherwise on all the same terms and conditions of the Lease.


         Section 5.6 Obligations of Company Unconditional. The obligation of the Company to pay the Basic Rent, to make all other payments provided for herein and to perform and observe the other agreements and covenants on its part herein contained shall be absolute and unconditional, irrespective of any rights of set-off, recoupment or counterclaim it might otherwise have against the Council. The Company will not suspend, discontinue, reduce or defer any such payment or fail to perform and observe any of its other agreements and covenants contained herein or (except as expressly authorized herein) terminate the Lease for any cause, including, without limiting the generality of the foregoing, the failure of the Council to complete the acquisition, improvement, enlargement and installation of the Project or any other part of the Project Development Work, any acts or circumstances that may deprive the Company of the use and enjoyment of the Project, failure of consideration or commercial frustration of purpose, or any damage to or destruction of the Project or any part thereof, or the taking by Eminent Domain of title to or the right to temporary use of all or any part of the Project, or any change in the tax or other laws, rules and regulations of the United States of America, the State of Alabama or any political or taxing subdivision or any department or agency of either thereof, or any change in the cost or availability of labor or energy adversely affecting the profitable operation of the Project by the Company, or any failure of the Council to perform and observe any agreement or covenant, whether express or implied, or any duty, liability or obligation arising out of or connected with the Lease.

         The provisions of the first paragraph of this section shall remain in effect only so long as any of the Indenture Indebtedness remains outstanding and unpaid. Nothing contained in this section shall be construed to prevent the Company, at its own cost and expense and in its own name or in the name of the Council, from prosecuting or defending any action or proceeding or taking any other action involving third persons which the Company deems reasonably necessary in order to secure or protect its rights hereunder, including, without limitation, such actions as may be necessary to insure that the Project Development Work will be completed in accordance with the directions and requirements of the Company, and in such event the Council will cooperate fully with the Company in any such action or proceeding. Further, nothing contained in this section shall be construed to release the Council from the performance of any of the agreements on its part herein contained or to preclude the Company from instituting such action against the Council as the Company may deem necessary to compel such performance, it being understood and agreed, however, that no such action on the part of the Company shall in any way affect the agreements on the part of the Company contained in the first paragraph of this section or in any way relieve the Company from performing any such agreements.


                                   ARTICLE VI

                       PROVISIONS CONCERNING MAINTENANCE,
                    ADDITIONS, REMOVAL OF PROJECT EQUIPMENT,
                               INSURANCE AND TAXES


         Section 6.1 Maintenance, Additions, Alterations, Improvements and Modifications. The Company will, at its own expense, keep the Project in reasonably safe condition and keep all improvements, equipment and other facilities at any time forming part of the Project in good repair and operating condition (reasonable wear and tear excepted), making from time to time all necessary and proper repairs thereto (including, without limitation, exterior and structural repairs); provided, however, that the Company shall have no obligation hereunder to repair or maintain the Project after full payment of the Indenture Indebtedness. The Council and the Company recognize that, as a result of reasonable wear and tear, technological obsolescence or other causes, various items of the Project Equipment may become inadequate, obsolete, worn-out or unsuitable in the use and operation of the Project by the Company, but neither the Council nor the Company shall be obligated to replace or renew any such items of the Project Equipment.

         The Company may, at its own cost and expense, make, or cause to be made, any additions, alterations, improvements or modifications to the Project that it may deem desirable for its business purposes, provided that such additions, alterations, improvements or modifications do not change the character of the Project to such extent that it no longer constitutes an industrial project of the type that the Council is empowered to own under the provisions of the Act. All such additions, alterations, improvements and modifications to the Project so made, or caused to be made, by the Company shall be and become a part of the Project subject to the demise hereof and shall be held by the Company on the same terms and conditions as the property originally constituting the Project.

         All additions, alterations, improvements or modifications to the Project made, or caused to be made, by the Company shall

                  (a) be located wholly within the boundaries of the Project
         Site,

                  (b) be located wholly within the boundaries of other adjacent land hereafter acquired by the Council that has been subjected to the demise of the Lease, or

                  (c) be located wholly within the boundaries of the Project Site and such other adjacent land.

Any such adjacent land so subjected to the demise hereof shall thenceforth be considered, for purposes of the Lease, as part of the Project Site. All such additions, alterations, improvements and modifications to the Project so made, or caused to be made, by the Company shall become a part of the Project.

         The Company will not permit any mechanics' or other liens to stand against the Project for labor, materials, equipment or supplies furnished in connection with the original acquisition, improvement, enlargement and equipment of the Project or in connection with any additions, alterations, improvements, modifications, repairs or renewals that may subsequently be made thereto. The Company may, however, at its own expense and in good faith, contest any such mechanics' or other liens and in the event of any such contest may permit any such liens to remain unsatisfied and undischarged during the period of such contest and any appeal therefrom unless by such action any part of the Project shall be subject to loss or forfeiture, in which event such mechanics' or other liens shall (unless they are bonded or superseded in a manner satisfactory to the Trustee) be satisfied promptly.

         At any time and from time to time, the Company may, at its own cost and expense, install in or around the Project Building any equipment or other personal property which does not constitute part of the Project Equipment and which in the Company's judgment is necessary or convenient for its use and operation of the Project, provided that the installation of such equipment or other personal property does not significantly impair the value or utility of the Project. Any such equipment or personal property owned (or leased pursuant to any lease contract other than the Lease) by the Company may be removed by the Company at any time and from time to time without responsibility or accountability to the Council or the Trustee, but the Company shall promptly repair at its own expense any damage to the Project caused by the removal of any such equipment or other personal property.

         Section 6.2 Removal of Project Equipment. In any instance where the Company in its sole discretion determines that any item of the Project Equipment has become inadequate, obsolete, unsuitable, undesirable or unnecessary in the use and operation of the Project, the Company may remove such item of Project Equipment from the Project and (on behalf of the Council) sell, trade in, exchange or otherwise dispose of it without any responsibility or accountability to the Council or the Trustee therefor. In any instance not described in the preceding sentence, the Company may so remove and dispose of items of Project Equipment, provided that the Company thereafter substitutes and installs in or about the Project Building other equipment or other personal property having equal or greater utility (but not necessarily the same value or function) in the operation of the Project, which such substituted equipment or other property shall be free of all liens and encumbrances (other than Permitted Encumbrances), shall be the sole property of the Council, shall become a part of the Project Equipment subject to the demise hereof and shall be held by the Company on the same terms and conditions as the items originally constituting the Project Equipment.

         If as a result of the removal of any item of the Project Equipment pursuant to the provisions of the first paragraph of this Section 6.2, the Company becomes obligated to substitute other equipment or other personal property for the Project Equipment so removed, it may, so long as it is not in default with respect to the payment of any installment of Basic Rent, defer the substitution of such other equipment or other personal property for any reasonable period, taking into account (without limitation thereto) such causes for delay as strikes or labor disputes, disruption of operations at the Project due to the construction of improvements thereto, and delays in the delivery of purchased equipment or other personal property to be substituted for the Project Equipment so removed. Upon the substitution of any equipment or other personal property for any item of the Project Equipment removed pursuant to the provisions of the first paragraph of this Section 6.2, the Company will furnish the Council with a certificate signed by an Authorized Company Representative describing such equipment or other personal property and identifying the Project Equipment for which it is to be substituted. Anything herein contained to the contrary notwithstanding, the Company shall not be in default under this Lease Agreement because of any failure to substitute equipment or other personal property for any Project Equipment theretofore removed from the Project unless such failure shall have continued for at least ninety (90) days after the Council or the Trustee shall have given the Company written notice specifying the Project Equipment theretofore removed for which no substitution has been made and requesting the Company to make an appropriate substitution therefor.

         In any case where the Company does not then own any equipment or other personal property suitable for substitution for any of the Project Equipment removed from the Project pursuant to the provisions of the first paragraph of this Section 6.2, or in any case where the Company desires to purchase the equipment or other personal property to be substituted for any of the Project Equipment so removed, the Company may, in lieu of purchasing and installing such equipment or other personal property, advance to the Council the funds necessary therefor, whereupon the Council will purchase and install such equipment or other personal property.

         The Council will, by bill of sale or other appropriate conveyance, convey to the Company any item of the Project Equipment which, as a result of compliance with the provisions of this Section 6.2, the Company is entitled to have released from the demise of this Lease Agreement. The Company will reimburse the Council for its reasonable expenses and disbursements incurred in connection with such conveyance and the execution and delivery of such instrument.

         The preceding provisions of this section shall apply only so long as any of the Indenture Indebtedness remains unpaid. After full payment of the Indenture Indebtedness and the cancellation and satisfaction of the Indenture in accordance with the provisions thereof, the Company may, if in its sole discretion it determines that any or all items of the Project Equipment have become unsuitable or unnecessary for its use and operation of the Project, remove such items of the Project Equipment from the Project Building and (on behalf of the Council) sell or otherwise dispose of such items, without any responsibility or accountability to the Council therefor and without being required to install in or around the Project Building equipment or other personal property in substitution therefor, and may retain any money or other consideration received by it upon any disposition of such items of Project Equipment.

         Nothing contained herein shall prohibit the Company, at any time during which no Event of Default shall have occurred and be continuing, from removing from the Project Building any equipment or other personal property that is owned by it or leased by it from third parties and that does not constitute part of the Project Equipment; provided, however, that if any such equipment or other personal property owned by the Company or leased by it from third parties is removed from the Project Building prior to full payment of the Indenture Indebtedness, the Company will promptly repair at its own expense any damage to the Project caused by such removal.


         Section 6.3 Taxes, Other Governmental Charges and Utility Charges. The Company will pay

                  (a) all taxes and governmental charges of any kind whatsoever that may lawfully be assessed or levied against or with respect to the Project, including, without limiting the generality of the foregoing, any taxes levied upon or with respect to any part of the receipts, income or profits of the Council from the Project and any other taxes levied upon or with respect to the Project which, if not paid, would become a lien on the Project or a charge on the revenues and receipts therefrom prior to or on a parity with the pledge and assignment thereof made in the Indenture,

                  (b) all assessments and charges lawfully made by any governmental body for public improvements that may be secured by a lien on the Project; provided that with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Company shall be obligated to pay only such installments as are required to be paid during any period while the Lease shall be in effect, and

                  (c) all claims or judgments which, if not paid or discharged, would give rise to a lien on the Project, or a charge on the revenues of the Council from the Project prior to, or on a parity with, the pledge and assignment of such revenues made in the Indenture.

The Council will forward to the Company, promptly following its receipt thereof, any bills, statements, assessments, notices or other instruments asserting or otherwise relating to any such taxes, assessments or charges.

         The Company may, at its own expense and in its own name and behalf or in the name and behalf of the Council, in good faith contest any such taxes, assessments and other charges and, in the event of any such contest, may, if it so notifies the Council and the Trustee in writing, permit the taxes, assessments or other charges so contested to remain unpaid during the period of such contest and any appeal therefrom. The Council will cooperate fully with the Company in any such contest.

         The Company will also pay, as the same respectively become due, all utility and other similar charges incurred in the operation, maintenance, use and upkeep of the Project.


         Section 6.4 Insurance with Respect to Project. The Company will take out not later than the effective date of this Lease Agreement and thereafter continuously maintain in effect or cause to be so taken out and maintained in effect the following insurance:

                  (a) insurance against loss or damage to all of the improvements and items of personal property that constitute part of the Project by fire, lightning, vandalism and malicious mischief, with uniform standard extended coverage endorsement limited only as may be provided in the standard form of extended coverage endorsement at the time in use in the State of Alabama, to such extent as is necessary to provide (i) for full payment of the costs of repairing, restoring or replacing the property damaged or destroyed or, if insurance to such extent is not available, to the extent of the full insurable value (as determined by a recognized insurer) of such improvements and personal property or (ii) for the recovery of such lesser amount as may be required for the full payment of the Indenture Indebtedness then outstanding; and

                  (b) comprehensive general liability insurance against liability for personal or bodily injury to or death of persons and for damage to or loss of property occurring on or about the Project or in any way related to the use or occupancy of the Project in the minimum amounts of $1,000,000 per person per occurrence and $2,000,000 aggregate per occurrence.

         All policies providing the insurance required by this section shall be taken out and maintained in generally recognized responsible insurance companies, qualified under the laws of the State of Alabama to assume the respective risks undertaken. All such policies may be written with deductible amounts comparable to those on similar policies carried by organizations owning or occupying similar properties. All policies providing the insurance required to be carried by this section shall be deposited with the Trustee, provided, however, in lieu thereof the Company may deposit with the Trustee a certificate or certificates of the respective insurers attesting the fact that such insurance is in force and effect. At least thirty (30) days prior to the expiration date of any such policy, the Company will furnish to the Trustee evidence reasonably satisfactory to the Trustee that such policy has been renewed or replaced by another policy or that there is no necessity therefor under the Lease. Anything herein to the contrary notwithstanding, any insurance required by the provisions hereof may be evidenced by a blanket policy covering risks in addition to those hereby required to be covered, but if and only if appropriate allocation certificates and loss payable endorsements are furnished to the Trustee.


                                   ARTICLE VII

                          PROVISIONS RESPECTING DAMAGE,
                          DESTRUCTION AND CONDEMNATION


         Section 7.1 Damage and Destruction Provisions. If, prior to full payment of the Indenture Indebtedness, the Project is destroyed, in whole or in part, or is damaged, by fire or other casualty, the Company will promptly so notify the Council and the Trustee in writing. All obligations of the Company and the Council under the Lease which are still capable of performance (including, without limitation, the obligation of the Company to pay the Basic Rent and all Additional Rent due hereunder) shall continue in full force and effect. If, in such event, the Company is not entitled to exercise the option to purchase the Project granted in Section 11.2 hereof or if, in such event, being entitled to, it does not exercise such option, the Net Insurance Proceeds recovered by the Council, the Company and the Trustee on account of such damage or destruction shall be paid to and held by the Trustee. Pursuant to directions to be given the Council and the Trustee by the Company in a written statement to be forwarded to the Council and the Trustee not more than ninety (90) days following the event causing such damage or destruction, such proceeds shall be applied by the Trustee in one or both of the following ways (the amount, if any, to be applied in each such way to be specified in such written statement):

                  (a) payment of the costs of repairing, replacing or restoring the property damaged or destroyed to the extent necessary for it to have substantially the same functional value that it had (or would have had if the Company had theretofore complied with all of its obligations hereunder) prior to the event causing such damage or destruction, with such changes, alterations or modifications as shall be specified by the Company; or

                  (b) the redemption of Bonds prior to maturity in accordance with the terms of the Indenture and on the earliest practicable date permitted thereby (or, prior to the termination of the Letter of Credit, the reimbursement of the Bank for moneys advanced under the Letter of Credit to redeem Bonds), or the purchase of Bonds for retirement, in which case such portion of the Net Insurance Proceeds to be used therefor shall be deposited in the Redemption Fund, provided that no part of any such portion of the Net Insurance Proceeds shall be so deposited in the Redemption Fund and so applied for any such purpose unless the Bank shall consent in writing to such deposit and application.

In the event that the Bank does not consent to the redemption of Bonds as required by the provisions of subparagraph (b) of this paragraph, then the Net Insurance Proceeds shall be applied in accordance with the provisions of subparagraph (a) of this paragraph.

         In the event that the Net Insurance Proceeds held by the Trustee (or any specified portion thereof) are to be applied for payment of the costs of repairing, replacing or restoring the property damaged or destroyed, the Construction Fund shall be reestablished and such proceeds (or specified portion thereof) shall be deposited therein, and the Council will cause disbursements to be made from such fund to pay such costs in the same manner (with the necessary changes in detail) as provided in the Indenture for the disbursement of proceeds of the Bonds originally deposited in such fund. Any balance of the Net Insurance Proceeds (or any balance of the portion thereof specified for the payment of such costs) remaining after the payment of all such costs shall be paid into the Redemption Fund.

         In the event that the Net Insurance Proceeds (or the portion thereof specified for the payment of such costs) are not sufficient to pay in full the costs of such repair, replacement or restoration, the Company (i) will nonetheless complete the work thereof and will pay that portion of the costs thereof in excess of the Net Insurance Proceeds (or specified portion thereof) available for the payment of such costs, or (ii) will pay to the Trustee, for the account of the Council, the moneys necessary to complete such work, in which case the Council will cause such work to be so completed, and the Council and the Trustee will, upon completion of such work and payment in full of the costs thereof, return to the Company any portion of such payment that is not needed therefor. The Company shall not, by reason of the payment of such excess costs (whether by direct payment thereof or payment to the Trustee therefor), be entitled to any reimbursement from the Council or to any abatement or diminution of the rent provided for herein.

         In no event shall any of the Net Insurance Proceeds held by the Trustee be applied for payment of any costs of repair, replacement or restoration unless and until (i) the Council and the Trustee have been notified in writing by the Company that the Company irrevocably relinquishes any right it may have, on account of such damage or destruction, to exercise the option to purchase the Project granted in Section 11.2 hereof, or (ii) the time within which the Company must exercise such option has expired without the Company having exercised such option. If, however, as a result of such damage or destruction, the Company is entitled to exercise such option and duly does so in accordance with the applicable provisions of said Section 11.2, then neither the Company nor the Council shall have any obligation to repair, replace or restore the property damaged or destroyed, in which case so much (which may be all) of such Net Insurance Proceeds then held by the Trustee as shall be necessary to provide for full retirement of the Bonds (as specified in Section 11.2 hereof) shall be paid or credited by the Trustee into the Bond Fund Primary Account and so much of the excess thereafter remaining (if any) as shall be necessary for the payment of any other Indenture Indebtedness shall be applied by the Trustee to the payment of such other Indenture Indebtedness. Any portion of such Net Insurance Proceeds remaining after payment in full of the entire Indenture Indebtedness and payment to the Bank of any amounts owed to it under the Reimbursement Agreement shall be paid to the Company after or simultaneously with the exercise by the Company of such option.

         If the Project is destroyed, in whole or in part, or is damaged after the Indenture Indebtedness has been paid in full, neither the Company nor the Council shall be obligated to repair, replace or restore the property damaged or destroyed, and any Net Insurance Proceeds referable to such damage or destruction shall be paid to the Company; provided, however, that the Council will, to the extent and in the manner provided in Section 7.6 hereof, cooperate fully with the Company in carrying out such repair, replacement and restoration as the Company may, in its sole discretion, decide to undertake.

         All property acquired in connection with the repair, replacement or restoration of any part of the Project pursuant to the provisions of this
Section 7.1 shall be and become part of the Project subject to the demise hereof and shall be held by the Company on the same terms and conditions as the property originally constituting the Project.


         Section 7.2 Condemnation Provisions. If title to the Project or any part thereof is taken under the exercise of the power of Eminent Domain, the entire condemnation award in respect of such taking [including, without limitation, (i) all amounts received as the result of any settlement of compensation claims negotiated with the condemning authority, and (ii) any amount awarded as compensation for the interest of the Company in the part of the Project taken and as damages to the interest of the Company in any part thereof not taken, but not including any condemnation award belonging to the Company pursuant to the provisions of Section 7.4 hereof] shall be applied and certain related actions shall be taken in accordance with the succeeding provisions of this Section 7.2:

                  (a) Taking of All or Substantially All the Project Prior to Full Payment of the Indenture Indebtedness. If all or substantially all the Project is so taken by such exercise of the power of Eminent Domain, prior to full payment of the Indenture Indebtedness, the entire condemnation award in respect of such taking shall be paid to the Trustee and the Lease shall terminate [except as to the provisions of this subsection (a) and any other provisions hereof which are expressly stated herein to survive the termination of the Lease] as of the forty-fifth (45th) day after the receipt by the Trustee of the final installment of the entire condemnation award in respect of such taking, unless the Company has theretofore exercised the option to purchase the Project granted in Section 11.2 hereof. The Council will cause the Company to be notified in writing, as promptly as practicable following such receipt by the Trustee of such final installment of the entire condemnation award, of the date on which such final installment was so received by the Trustee and the amount of the Net Condemnation Award in respect of such taking then held by the Trustee. On or before the close of business on the business day next preceding the date on which the Lease shall terminate pursuant to this subsection (a), the Company will pay to the Trustee, for the account of the Council, such additional Basic Rent as, when added to the total of the amounts then held in the Construction Fund, the Bond Fund (exclusive of any amount held therein for payment of matured but unpaid Bonds, Bonds called for redemption but not yet redeemed and matured but unpaid interest) and the Redemption Fund plus the full amount of the Net Condemnation Award then held by the Trustee, will be sufficient to pay, redeem and retire all the then outstanding Bonds (or, in the case of the Bonds prior to the termination of the Letter of Credit, to reimburse the Bank for moneys advanced under the Letter of Credit to redeem the Bonds) on the aforesaid date on which the Lease shall terminate, including, without limitation, principal, premium (if any), interest to maturity or earliest practicable redemption date, as the case may be, expenses of redemption and all other Indenture Indebtedness. Simultaneously with or promptly after the termination of the Lease, any portion of the Net Condemnation Award not needed for payment of the Indenture Indebtedness shall be applied to the payment of any obligations then owed to the Bank under the Reimbursement Agreement, and any such moneys remaining after the payment of all such obligations then owed to the Bank shall be paid to the Company.

                  (b) Taking of Less than Substantially All the Project Prior to Full Payment of the Indenture Indebtedness. If less than substantially all the Project is taken by such exercise of the power of Eminent Domain, prior to full payment of the Indenture Indebtedness, all obligations of the Company under the Lease which are still capable of performance (including, without limitation, the obligation of the Company to pay the Basic Rent and all other amounts payable hereunder) shall continue in full force and effect. The Company shall be entitled to collect, hold and apply all of the Net Condemnation Award in respect of any such taking, regardless of the amount thereof, and any part of such award initially paid to the Council or the Trustee shall be paid over to the Company or applied as the Company may direct in accordance with the provisions hereof. The Net Condemnation Award in respect of any such taking shall be applied by the Company, or at its direction, for one or more of the following purposes, with the amount, if any, to be applied to each such purpose to be determined by the Company (subject to the approval of the Bank):

                  (1) payment of the costs of repairing, restoring, modifying, relocating or rearranging any portions of the Project not taken but damaged or adversely affected by such taking, all under such circumstances and upon such terms as shall be specified by the Company;

                  (2) payment of the costs of acquiring (by construction, purchase or otherwise) such additional facilities and equipment as the Company may direct, which facilities and equipment (i) shall be acquired by the Council and made subject to the demise of the Lease free of liens and encumbrance other than Permitted Encumbrances, and
         (ii) shall be deemed a part of the Project and made available for use by the Company, without the payment of additional rent hereunder, to the same extent as if such facilities and equipment had originally constituted part of the Project and had been specifically demised hereby;

                  (3) the redemption of Bonds prior to maturity in accordance with the terms of the Indenture and on the earliest practicable date permitted thereby (or, in the case of the Bonds prior to the termination of the Letter of Credit, the reimbursement of the Bank for moneys advanced under the Letter of Credit to redeem Bonds), or the purchase of Bonds for retirement, in which case such portion of the Net Condemnation Award to be used for such redemption or purchase shall be paid by the Company to the Trustee and deposited in the Redemption Fund.

In the event that the Company determines to apply the Net Condemnation Award (or any specified portion thereof), pursuant to the provisions of subparagraphs (1) or (2) of this subsection, for payment of the costs of repairing, restoring, modifying, relocating or rearranging any part of the Project or for payment of the costs of acquiring additional property to become part of the Project, as the case may be, the Council, at the request of the Company, will undertake in its own name such repair, restoration, modification, relocation or rearrangement or such acquisition of additional property, and in such case the Company shall pay such award (or specified portion thereof) to the Trustee for the account of the Council. The Trustee shall use the Construction Fund (which shall be reestablished if necessary) to apply the Net Condemnation Award (or specified portion thereof) for the payment of the costs of repairing, restoring, modifying, relocating or rearranging any part of the Project or for payment of the costs of acquiring additional property, as the case may be, and such award (or specified portion thereof) shall be deposited in such fund and held therein, invested to the extent not immediately required for the payment of such costs, and disbursed pursuant to requisitions submitted by the Company, all on the same terms and conditions (with the necessary changes in detail) as provided in the Indenture with respect to the proceeds of the Bonds deposited in such fund.

         Any balance of the Net Condemnation Award (or any balance of the portion thereof specified for the payment of such costs) remaining after payment of all such costs, whether at the time held by the Company or the Trustee, shall be paid into the Bond Fund or, if the Indenture Indebtedness has been paid in full and no Event of Default shall have occurred and be continuing, such moneys shall be applied to the payment of any obligations then owed to the Bank under the Reimbursement Agreement, and any such moneys remaining after the payment of all such obligations then owed to the Bank shall be paid to the Company. In the event that the Net Condemnation Award (or the portion thereof specified for the payment of such costs) is not sufficient to pay in full the costs of such repair, restoration, modification, relocation or rearrangement, or the costs of acquiring such additional property, as the case may be, the Company (i) will nonetheless complete such repair, restoration, modification, relocation or rearrangement or the acquisition of such additional property, as the case may be, and will pay that portion of the costs thereof in excess of the amount of the Net Condemnation Award (or specified portion thereof) available for the payment of such costs, or (ii) will pay to the Trustee, for the account of the Council, the moneys necessary to complete such repair, restoration, modification, relocation or rearrangement or the acquisition of such additional property, as the case may be, in which case the Council will cause such undertakings to be so completed, and the Trustee will, upon completion of such undertakings and payment in full of the costs thereof, return to the Company any portion of such payment by the Company that is not needed therefor. The Company shall not, by reason of the payment of such excess costs (whether by direct payment thereof or payments to Trustee therefor), be entitled to any reimbursement from the Council or to any reduction or abatement of the rentals and other payments due from the Company hereunder.

                  (c) Taking of All or Substantially All the Project After Full Payment of the Indenture Indebtedness. If, after full payment of the Indenture Indebtedness, title to all or substantially all the Project is taken by such exercise of the power of Eminent Domain, the Net Condemnation Award referable to such taking shall be paid to the Bank to the extent that any amounts are then owed to it under the Reimbursement Agreement, and any such moneys remaining after the payment of all such amounts then owed to the Bank shall be paid to the Company. The Lease shall terminate as of the date on which the final condemnation award is received by the Company or the Bank, as the case may be, and the Council and the Company shall have no further rights or obligations hereunder except those which may theretofore have vested.

                  (d) Taking of Less Than Substantially All the Project After Full Payment of Indenture Indebtedness. If, after full payment of the Indenture Indebtedness, title to less than substantially all the Project is taken by such exercise of the power of Eminent Domain, the Lease shall continue in full force and effect, but neither the Company nor the Council shall be obligated to correct or ameliorate in any way the condition of the Project caused by such taking, and the Net Condemnation Award referable to such taking shall be paid to the Bank to the extent that any amounts are then owed to it under the Reimbursement Agreement, and any such moneys remaining after the payment of all such amounts then owed to the Bank shall be paid to the Company; provided, however, that the Council will, to the extent and in the manner provided in Section 7.6 hereof, cooperate fully with the Company in carrying out such work of repairing, restoring, modifying, relocating or rearranging the Project or in acquiring such additional property to form part of the Project as the Company may, in its sole discretion, deem necessary or desirable.

         If the Company duly exercises the option to purchase the Project granted in Section 11.2 hereof in accordance with the applicable provisions of said section, then neither the Company nor the Council shall be obligated to correct or ameliorate in any way the condition of the Project caused by such taking, in which case so much (which may be all) of any part of the Net Condemnation Award then held by the Trustee as shall be necessary to provide for full retirement of the Bonds (as specified in Section 11.2 hereof), or to reimburse the Bank for moneys advanced under the Letter of Credit to provide for the retirement of Bonds, shall be paid or credited by the Trustee into the Bond Fund and so much of the excess thereafter remaining (if any) as shall be necessary for the payment of any other Indenture Indebtedness shall be applied by the Trustee to the payment of such other Indenture Indebtedness. Simultaneously with the exercise by the Company of such option, any portion of such Net Condemnation Award remaining after payment in full of the entire Indenture Indebtedness shall be paid to the Bank to the extent that any amounts are then owed to it under the Reimbursement Agreement, and any such moneys remaining after the payment of all such amounts then owed to the Bank shall be paid to the Company.


         Section 7.3 Condemnation of Right to Use of the Project for Limited Period. If the use, for a limited period, of all or part of the Project is taken under the exercise of the power of Eminent Domain, the Lease (including, without limitation, the provisions hereof relating to the payment of Basic Rent) shall, unless as a result thereof the Company is entitled to exercise the option to purchase the Project granted in Section 11.2 hereof and duly does so in accordance with the provisions of said Section 11.2, continue in full force and effect, but with the consequences specified in the succeeding provisions of this section. If the period of such taking expires on or before the expiration of the Lease Term, the Company shall be entitled to receive the entire condemnation award made therefor, whether by way of damages, rent or otherwise, and shall upon being restored to possession restore the Project to substantially the same condition as prior to such taking, with such changes, alterations and modifications as will not significantly impair the operating utility of the Project. If such taking occurs during the Lease Term but the period of such taking expires after the expiration of the Lease Term, the Company shall be entitled to receive that portion of the award allocable to the period from the date of such taking to the end of the Lease Term, and the Council shall be entitled to the remainder thereof; provided that if prior to the end of the Lease Term, the Company exercises either of the options to purchase the Project granted in Sections 11.2 and 11.3 hereof, the Company (rather than the Council) shall be entitled to receive the remainder of such award.

         Section 7.4 Condemnation of Company-Owned Property. The Company shall be entitled to any condemnation award or portion thereof made for damages to or the taking of its own property not included in the Project, but any condemnation award resulting from damages to or the taking of all or any part of the leasehold estate or other interest of the Company in the Project created by the Lease shall be applied in accordance with the provisions of Section 7.2 or 7.3 hereof, whichever may be applicable. In the event of any taking which involves both the Project and property of the Company, the Company shall be responsible for all attorney's fees and other expenses properly allocable to the taking of its own property.


         Section 7.5 Cooperation of the Council in the Conduct of Condemnation Proceedings. The Council will cooperate fully with the Company in the handling and conduct of any prospective or pending condemnation proceeding with respect to the Project or any part thereof and will follow all reasonable directions given to it by the Company in connection with such proceeding. In no event will the Council settle, or consent to the settlement of, any prospective or pending condemnation proceeding with respect to the Project or any part thereof without the prior written consent of the Company.


         Section 7.6 Cooperation of the Council with respect to Restoration of the Project in the Event of Casualty or Condemnation. If, as a result of the taking of title to less than substantially all the Project or the taking of the temporary use of all or any part of the Project through the exercise of the power of Eminent Domain, or if, as a result of any event causing destruction or damage to the Project or any part thereof, the Company determines, in accordance with any applicable provision of this article, to acquire (by purchase, construction or otherwise) any additional property to replace any part of the Project so taken, or to have the Project repaired, replaced, restored, modified, relocated or rearranged in order to correct or ameliorate any condition caused by such taking, damage or destruction, as the case may be, then the Council will execute and deliver, or cause to be executed and delivered, all contracts, orders, requisitions, instructions and other written instruments and do, or cause to be done, all other acts that may be necessary or proper in carrying out all such undertakings with respect to the Project. In no event, however, will the Council hereafter enter into any contract with respect to any part of such undertakings unless there is endorsed thereon a legend indicating that the Company has approved both the form and substance of such contract and such legend is signed on behalf of the Company by an Authorized Company Representative at the time acting as such under the provisions hereof. Any obligation for the payment of money incurred or assumed by the Council in connection with such undertakings shall be payable solely out of any Net Condemnation Award held by the Trustee or from any other moneys made available to the Council by the Company under the provisions of the Lease.

         Section 7.7 Relationship to Reimbursement Agreement and Bank Mortgage. So long as the Letter of Credit remains in effect, to the extent that any provision of the Reimbursement Agreement or the Bank Mortgage is inconsistent with any provision of Article VI or VII of this Lease, such provision of the Reimbursement Agreement or the Bank Mortgage shall govern and control.


                                  ARTICLE VIII

                       PARTICULAR COVENANTS OF THE COMPANY


         Section 8.1 General Covenants. The Company will, in the use of the Project, comply in all material respects with all valid and applicable laws, ordinances, rules, regulations and orders of all governmental authorities or agencies; provided, however, that the Company may in good faith contest the validity of any such laws, ordinances, rules, regulations and orders or the application thereof to the Project and in the event of any such contest defer compliance therewith during the period of such contest and the pendency of any appeal in connection therewith, unless by such action the rights or interests of the Council or the Trustee with respect to the Project or any part thereof shall be materially endangered or impaired.


         Section 8.2 Performance by the Council, the Bank or the Trustee of Certain Company Obligations; Reimbursement of Expenses. In the event the Company fails to pay any obligation which it has herein covenanted to pay, the Council, the Bank or the Trustee, after first notifying the Company in writing of any such failure on its part and after the subsequent failure by the Company to perform the obligation with respect to which it is delinquent within thirty (30) days of the date of its receipt of such notice, may (but shall not be obligated to) perform any such obligation on behalf of the Company. Any expense incurred by the Council, the Bank or the Trustee in performing any of such obligations of the Company shall become an additional obligation of the Company secured by the Indenture and shall be repaid by the Company, together with interest thereon, from the date such expense was actually paid by the Council, the Bank or the Trustee, as the case may be, until the date of its repayment by the Company, at a per annum rate equal to two percent (2%) above the Prime Rate from time to time in effect until such amount is repaid or at the maximum applicable non-usurious per annum rate of interest then permitted by law, whichever of the foregoing rates of interest is the lesser. Any remedy vested in the Council or the Trustee by this Lease Agreement for the collection of Basic Rent or Additional Rent shall also be available to the Council or the Trustee for the collection of all expenses so paid by the Council or the Trustee in performing any of such obligations of the Company.

         Section 8.3 Release and Indemnification Covenants. The Company releases the Council (and each director, officer, employee or agent thereof) and the Trustee (and each director, officer, employee or agent thereof) from, and will indemnify and hold the Council (and each director, officer, employee or agent thereof) and the Trustee (and each director, officer, employee, or agent thereof) harmless against, any and all claims and liabilities of any character or nature whatsoever, regardless of by whom asserted or imposed, and losses of every conceivable kind, character and nature whatsoever claimed by or on behalf of any Person arising out of, resulting from, or in any way connected with the Project; provided, however, that the Company shall not be obligated to indemnify any director, officer, employee or agent of the Council against any claim, liability or loss in any way connected with the Project unless such claim, liability or loss arises out of or results from official action taken in the name and behalf of the Council by such director, officer, employee or agent. Without limiting the generality of the foregoing, the Company will indemnify the Trustee (and each director, officer, employee or agent thereof) for, and hold it harmless against, any loss, liability or expense incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust established by the Indenture, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under the Indenture.

         The Company acknowledges that it has sought and received the assistance and cooperation of the Council in connection with the offering and sale of the Bonds. The Company will indemnify, hold harmless and defend the Council (and each director, officer, employee or agent thereof) against

                  (a) any claim or liability whatsoever arising out of or based upon any untrue or misleading statement or alleged untrue or misleading statement of any material fact contained in the Offering Memorandum or in any of the information furnished by the Company or the Placement Agent to any prospective purchaser of the Bonds, or the omission or alleged omission to state in the Offering Memorandum or in any such information any material fact necessary to make the statements contained therein not misleading in the light of the circumstances under which such statements were made, and

                  (b) any claim or liability arising out of any action taken by the Council at the request of the Company (or any other Person authorized to act on behalf of the Company) in connection with the offering and sale of the Bonds.

         The Company will pay or reimburse all legal or other expenses reasonably incurred by the Council (and each director, officer, employee or agent thereof), or the Trustee (and each director, officer, employee or agent thereof), as the case may be, in connection with the investigation or defense of any action or proceeding, whether or not resulting in liability, with respect to any claim, liability or loss in respect of which indemnity may be sought against the Company under the provisions of this section.

         In the event that any action or proceeding is brought against any indemnifiable party (whether the Council, or any of the Council's directors, officers, employees or agents, or the Trustee, or any of the Trustee's directors, officers, employees, or agents), in respect of which indemnity may be sought against the Company under the provisions of this section, such indemnifiable party shall, as a condition of the Company's liability under the provisions of this section, be obligated to notify promptly the Company in writing of the commencement of such action or proceeding and shall thereafter forward to the Company a copy of every summons, complaint, pleading, motion or other process received with respect to such action or proceeding; provided, however, that any failure to so notify the Company shall not release the Company from its obligations under this Section 8.3 unless the Company's ability to defend any such action or proceeding is materially prejudiced by such failure. The Company may (and, if so requested by such indemnifiable party, shall) at any time assume the defense of such indemnifiable party in connection with any such action or proceeding, and in such case the Company shall pay all expenses of such defense and shall have full and complete control of the conduct on the part of such party of any such action or proceeding, including, without limitation, the right to settle or compromise any claim giving rise to such action or proceeding upon such terms and conditions as the Company, in its sole discretion, shall determine and the right to select Counsel for such party.

         The Council (or any director, officer, employee or agent thereof) or the Trustee (or any director, officer, employee or agent thereof) shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Council or the Trustee, as the case may be, unless (i) the employment of such separate counsel has been specifically authorized by the Company in writing prior to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) include both the Council (or any director, officer, employee or agent thereof) or the Trustee (or any director, officer, employee or agent thereof) and the Company, and an indemnified party or parties shall have been advised by counsel or shall have otherwise determined in good faith that there may be one or more legal defenses available to it or them which are different from or additional to those available to the Company and that joint representation may be inappropriate under professional standards, in which case the Company shall not have the right to assume the defense of such action on behalf of the Council (or any director, officer, employee or agent thereof) or the Trustee (or any director, officer, employee or agent thereof), as the case may be, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the Council (including all directors, officers, employees and agents thereof), and one separate firm of attorneys for the Trustee (including all directors, officers, employees and agents thereof), and any such firm shall be designated in writing by the Council and/or the Trustee, subject in each case to the approval of the Company, which approval shall not be unreasonably withheld.

         Any other provision of this section to the contrary notwithstanding, the Company shall not be obligated to indemnify any such indemnifiable party for any liability resulting from the settlement of any action or proceeding if such settlement was made without the Company's consent (unless such consent was unreasonably withheld by the Company), irrespective of whether the Company had, prior to such settlement, exercised its right to assume the defense of such indemnifiable party in connection with such action or proceeding. The Company agrees that it will not unreasonably withhold its consent with respect to any proposed settlement of any such action or proceeding.

         Nothing contained in this section shall be construed to indemnify the Council, or any of the Council's directors, officers, employees or agents, against, or to release any of such parties from liability for, any claim, liability or loss that may result from willful misconduct or gross negligence on the part of such parties, nor shall anything contained in this section be construed to indemnify the Trustee against, or to release the Trustee, or any of the Trustee's directors, officers, employees or agents from liability for, any claim, liability or loss that may result from bad faith or gross negligence on the part of such parties.

         Anything to the contrary in this Lease Agreement notwithstanding, the covenants of the Company contained in this section shall, with respect to any claim, liability or loss for which the Company is obligated to provide indemnity, remain in full force and effect after the termination of the Lease until (i) any cause of action brought in respect of such claim, liability or loss shall be barred by the applicable statute of limitation or (ii) the payment in full or the satisfaction of such claim, liability or loss, including all reasonable expenses incurred by the indemnifiable party or parties in defending against such claim, liability or loss; provided, however, that in the event any action or proceeding arguably barred by the applicable statute of limitation is brought against any indemnifiable party hereunder, the Company shall be obligated to defend such indemnifiable party with respect to such action or proceeding, all to the end that the bar of the statute of limitation may be asserted by the Company against the party bringing such action or proceeding but may not be asserted by the Company against the indemnifiable party in order to avoid performing any of its obligations under this section.


         Section 8.4 Inspection of the Project. So long as any of the Indenture Indebtedness is outstanding, the Company will permit the Council and the Trustee and their duly authorized representatives at all reasonable times to examine and inspect the Project or any part thereof. So long as no Event of Default shall have occurred and be continuing, the rights of access hereby reserved to the Council and the Trustee may be exercised only after their authorized representatives shall have executed such release of liability and secrecy agreements as the Company then regularly requires to be executed by independent contractors or other persons as a condition of permitting such contractors or other persons access to manufacturing plants and other comparable facilities of the Company.

         Section 8.5 Agreement to Maintain Corporate Existence. So long as any of the Indenture Indebtedness shall be outstanding and unpaid, the Company will maintain its corporate existence, will not dissolve or sell, lease, transfer or otherwise dispose of all or substantially all its assets (either in a single transaction or in a series of related transactions), and will not consolidate with or merger into another corporation or permit one or more other corporations to consolidate with or merge into it; provided that it may, without violating the agreements contained in this section, consolidate with or merge into another corporation, permit one or more other corporations to consolidate with or merge into it, or sell, lease, transfer or otherwise dispose of all or substantially all its assets to another corporation, but if and only if the following conditions are met:

                  (a) the corporation surviving or resulting from such consolidation or merger (if it be one other than the Company) or the corporation to which such sale, lease, transfer or other disposition shall be made, as the case may be (the "Successor Corporation"), (i) expressly assumes in writing all the obligations of the Company contained in the Lease, with the same effect as if the Successor Corporation had been named herein as a party hereto in lieu of the original Company, (ii) furnishes to the Council and the Trustee, promptly following such consolidation or merger or such sale, lease, transfer or other disposition, appropriately certified or fully executed copies of the writing by which the Successor Corporation so assumes such obligations and (iii) furnishes to the Council and the Trustee the opinions of one or more Counsel (who, although selected by the Company, shall be reasonably satisfactory to the Trustee) which, taken together, state in substance that the Successor Corporation is a duly organized and existing corporation and has by such writing duly and validly assumed, and is bound by, all the obligations of the Company contained in the Lease;

                  (b) at the time of such consolidation or merger or such sale, lease, transfer or other disposition and immediately upon giving effect thereto, the Successor Corporation shall be a solvent corporation;

                  (c) immediately after giving effect to such merger or consolidation or such sale, lease, transfer or other disposition, no event which constitutes an Event of Default, or which would become an Event of Default with the passage of time or the giving of notice or both, shall have occurred and be continuing; and

                  (d) there shall have been delivered to the Council and to the Trustee a certificate signed by the Chairman of the Board, the President or any Vice President of the Company or the Successor Corporation, as the case may be, and stating that such merger, consolidation, sale, lease, transfer or other disposition complies with the provisions of this section and that all conditions precedent herein provided for relating to such transaction have been complied with.

Upon any merger or consolidation or any sale, lease, transfer or other disposition complying with the provisions of this section, the Successor Corporation shall succeed to, and be substituted for, the Company for all purposes under the Lease with the same effect as if the Successor Corporation had been named as the Company herein. If, after a sale or transfer by the Company of all or substantially all its assets to another corporation under the circumstances described in the preceding provisions of this section, the Company does not thereafter dissolve, it shall not have any further rights or obligations hereunder.


         Section 8.6 Qualification in Alabama. So long as the Lease shall be in effect, the Company will continuously remain qualified to do business in the State of Alabama. If, in accordance with the permissive provisions of Section
8.5 hereof, the Company should merge into a corporation not organized and existing under the laws of the State of Alabama, should consolidate with one or more corporations under circumstances wherein the consolidated corporation is not a corporation organized and existing under the laws of the State of Alabama or should transfer all or substantially all its assets to a corporation not organized under the laws of the State of Alabama, it will cause the corporation into which it merged, the corporation resulting from such consolidation or the corporation to which all or substantially all its assets were transferred, as the case may be, to qualify to do business in the State of Alabama and to remain so qualified at all times while the Lease shall be in effect.


         Section 8.7 Further Assurances. The Company will, at its own cost and expense, take all actions that may at the time and from time to time be necessary to perfect, preserve, protect and secure the interests of the Council and the Trustee, or either, in and to the Project and the revenues therefrom pledged and assigned in the Indenture, including, without limitation, the filing of all financing and continuation statements that may at the time be required under the Alabama Uniform Commercial Code.


         Section 8.8 Protection of Security. The Company will use its best efforts to cause to be filed or recorded, or re-filed or re-recorded, any instruments (including, without limitation, Uniform Commercial Code financing statements) that are at the time necessary to preserve or protect any interest of the Council or the Trustee in the Trust Estate. The Company will cause to be delivered to the Trustee, no less frequently than once every five years, an opinion of Counsel stating either that all appropriate actions to so preserve and protect the Trust Estate have been taken or that no such action is necessary.

                                   ARTICLE IX

                         CERTAIN PROVISIONS RELATING TO
                            THE PROJECT AND THE BONDS


         Section 9.1 Provisions Relating to Assignment and Subleasing by Company. The Company may assign the Lease and the leasehold interest created thereby, or sublease the Project, in whole or in part, without the necessity of obtaining the consent of the Council or the Trustee; provided, however, that no assignee of the Lease or sublessee of the Project or any part thereof or anyone claiming by, through or under any such assignment or sublease shall acquire by virtue thereof any greater rights in the Project than the Company then has under the Lease, nor shall any such assignment (except an assignment resulting from or incident to a consolidation, merger or transfer under the conditions specified in and meeting the requirements of Section 8.4 hereof) or subleasing or any dealings or transactions between the Council or the Trustee and any sublessee or assignee in any way relieve the Company from primary liability for any of its obligations hereunder. Thus, in the event of any such assignment or subleasing, the Company shall, unless such assignment results from or is incident to a consolidation, merger or transfer under the conditions specified in and meeting the requirements of Section 8.4 hereof, continue to remain primarily liable for payment of the rentals herein provided to be paid by it and for performance and observance of the other agreements and covenants on its part herein provided to be performed and observed by it. Anything contained herein to the contrary notwithstanding, the Company may mortgage and assign to the Bank, under the terms and provisions of the Bank Mortgage, all of the Company's leasehold estate and all other rights, title and interest of the Company under and pursuant to this Lease, together with all the rights, privileges and options set forth herein (including, but not limited to, the options set forth in Article XI hereof).


         Section 9.2 References to Bonds Ineffective after Indenture Indebtedness Paid. Whenever (i) the entire Indenture Indebtedness shall have been paid and the Indenture shall have been cancelled, satisfied and discharged in accordance with the provisions of Section 14.1 thereof and (ii) the Letter of Credit shall have been terminated and all amounts drawn thereunder, together with the interest (if any) accrued thereon under the terms of the Reimbursement Agreement, shall have been reimbursed to the Bank, then and in that case all references in the Lease to the Bonds and the Trustee and the Bank shall be ineffective and neither the Trustee nor the Bank nor the holders of any of the Bonds shall thereafter have any rights hereunder, saving and excepting any that shall have theretofore vested. For purposes of the Lease, any of the Bonds shall be deemed fully paid if there exists, with respect thereto, the applicable conditions specified in Section 14.1 of the Indenture.

         If, prior to the end of the Lease Term, the Indenture Indebtedness is fully paid, the Letter of Credit is terminated and all amounts owed to the Bank under the Reimbursement Agreement are paid in full, then the Company shall be entitled to use of the Project for the remainder of the Lease Term without the payment of any further Basic Rent and Additional Rent (other than amounts payable to the Council) but otherwise on all the same terms and conditions hereof.

         Section 9.3 Disposition of Trust Fund Moneys after Full Payment of Indenture Indebtedness. The Council hereby assigns to the Company all surplus moneys (if any) that may remain in the Construction Fund, the Bond Fund, the Bond Purchase Fund or the Redemption Fund or that may otherwise be held by the Trustee after the Indenture Indebtedness and all amounts owed to the Bank under the Reimbursement Agreement have been fully paid, such assignment to be subject to the condition that the Lease shall not have been terminated prior to full payment of the Indenture Indebtedness and such other amounts as a result of the occurrence of an Event of Default. The Council will provide in the Indenture for such surplus moneys to be paid to the Company in accordance with such assignment. It is understood and agreed that surplus moneys remaining in the Bond Fund or otherwise held by the Trustee shall not include (i) any amounts so held for payment of matured but unpaid Bonds, Bonds called for redemption but not yet redeemed and matured but unpaid interest and (ii) any amounts held therein which are referable to unmatured Bonds if such Bonds are considered fully paid pursuant to the provisions of Section 14.1 of the Indenture by reason of the fact that such amounts are so held by the Trustee. The provisions of this section shall survive the expiration or prior termination of the Lease.


         Section 9.4 Assignment of Lease by Council; Amendment of Lease. It is understood and agreed that the Council will assign its interest (other than its right to require the Company to pay certain expenses as provided in Sections 5.2 and 10.4 hereof, the indemnification rights contained in Section 8.2 hereof and certain other rights which are herein expressly provided to be exercised by the Council) in the Lease and pledge any moneys receivable hereunder to the Trustee as security for payment of the principal of and the interest and premium (if any) on the Bonds. It is further understood and agreed that in the Indenture the Council will obligate itself to follow the instructions of the Bank or the Trustee or the holders of the Bonds or a certain percentage of the latter in the election or pursuit of any remedies herein vested in it, as in the case may be applicable. Upon the assignment and pledge to the Trustee of the Council's interest in the Lease, the Trustee shall have all rights and remedies herein accorded the Council (other than the aforesaid rights reserved to the Council), and any reference herein to the Council shall be deemed, with the necessary changes in detail, to include the Trustee; and the Trustee and the holders of the Bonds shall be deemed to be third party beneficiaries of the covenants and agreements on the part of the Company contained in the Lease and shall, to the extent provided in the Indenture, be entitled to enforce performance and observance of the agreements and covenants on the part of the Company contained in the Lease to the same extent as if they were parties hereto. Subsequent to the issuance of the Bonds and prior to the payment of the Indenture Indebtedness in full, the Council and the Company shall have no power to modify, alter, amend or (except as specifically authorized herein) terminate the Lease without the prior written consent of the Trustee and then only as provided in the Indenture. The Council will not, so long as no Event of Default shall have occurred and be continuing, amend the Indenture or any indenture supplemental thereto without the prior written consent of the Company.

         Without the prior written request or consent of the Company, the Council will not, so long as no Event of Default shall have occurred and be continuing, hereafter issue any Bonds or other securities (including refunding securities), other than the Bonds and the Authority Bonds, that are payable out of or secured by a pledge of the revenues and receipts derived by the Council from the leasing or sale of the Project, nor, without such consent, will the Council, so long as no Event of Default shall have occurred and be continuing, hereafter place any mortgage or other encumbrance (other than the Bank Mortgage) on the Project or any part thereof.


                                    ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES


         Section 10.1 Events of Default Defined. The following shall be "Events of Default" under the Lease, and the term "Event of Default" shall mean, whenever it is used in the Lease, any one or more of the following events:

                  (a) failure by the Company to pay any installment of Basic Rent, or to make any other payment required under the terms hereof which, if not paid, would cause a default in the payment of any principal of or interest or premium on the Bonds, on the date that such installment or such payment shall become due and payable by the terms of the Lease;

                  (b) failure by the Company to pay any amount due the Trustee under Section 9.5 of the Indenture for its reasonable fees, charges and disbursements within thirty (30) days after written demand for such payment by the Trustee, which demand shall not be made earlier than the date on which such amount is due and payable;

                  (c) failure by the Company to perform or observe any agreement, covenant or condition required by the Lease to be performed or observed by it [other than the agreements and covenants referred to in the preceding clauses (a) and (b) of this section], which failure shall have continued for a period of forty-five (45) days after written notice specifying, in reasonable detail, the nature of such failure and requiring the Company to perform or observe the agreement, covenant or condition with respect to which it is delinquent shall have been given to the Company by the Council or the Trustee, unless (i) the Council and the Trustee shall agree in writing to an extension of such period prior to its expiration, or (ii) during such forty-five (45) day period or any extension thereof, the Company has commenced and is diligently pursuing appropriate corrective action, or (iii) the Company is by reason of force majeure at the time prevented from performing or observing the agreement, covenant or condition with respect to which it is delinquent;

                  (d) any warranty, representation or other statement by or on behalf of the Company contained in the Lease, or in any other document furnished by the Company in connection with the issuance of the Letter of Credit or the issuance and sale of any of the Bonds, being false or misleading in any material respect at the time made, but only if the inaccuracy of such warranty, representation or other statement is not remedied in a manner satisfactory to the Council, the Trustee and the Bank within five Business Days after the Company first receives notice thereof; provided that the Council and the Trustee may, with the Bank's consent, grant to the Company an extension of said period of five Business Days if during such period the Company has commenced and is diligently pursuing appropriate corrective action;

                  (e) the receipt by the Trustee of written notice from the Bank
         (i) stating that an Event of Default has occurred and is continuing under the terms of the Reimbursement Agreement (as the term "Event of Default" is defined and used in said agreement) and (ii) directing that the Bonds be declared due and payable pursuant to Section 10.2 of the Indenture;

                  (f) institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or consent by the Company to the filing of a bankruptcy or insolvency proceeding against it, or the filing by the Company of a petition or answer or consent seeking relief under the United States Bankruptcy Code, as now constituted or as amended, or any other applicable federal or state bankruptcy or other similar law, or consent by the Company to the institution of proceedings thereunder or to the filing of any such petition, or consent by the Company to the appointment of, or the taking of possession of any of its property by, a receiver, liquidator, trustee, custodian or assignee in bankruptcy or insolvency for the Company or for all or a major part of its property, or an assignment by the Company for the benefit of its creditors, or a written admission by the Company of its inability to pay its debts generally as they become due;

                  (g) the entry of a decree or order by a court of competent jurisdiction for relief in respect of the Company or adjudging the Company to be a bankrupt or insolvent or approving as properly filed a petition seeking the arrangement, adjustment or composition of the obligations of the Company under the United States Bankruptcy Code, as now constituted or as amended, or any other applicable federal or state bankruptcy or other similar law, which decree or order shall have continued undischarged or unstayed for a period of sixty (60) days, or the entry of a decree or order of a court of competent jurisdiction for the appointment of a receiver, liquidator, trustee, custodian or assignee in bankruptcy or insolvency for the Company or for all or a major part of its property, or for the winding up or liquidation of its affairs, which decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

                  (h) the dissolution or liquidation of the Company under circumstances other than those permitted by the provisions of Section
         8.5 hereof in the case of the merger of the Company into another corporation, the consolidation of the Company with another corporation or the dissolution of the Company following a transfer of all or substantially all its assets to another legal entity.

The term "force majeure" as used herein means acts of God or the public enemy, strikes, lockouts, work slowdowns or stoppages or other labor disputes, insurrections, riots or other civil disturbances, orders of the government of the United States of America or of any state of the United States of America or of any of the departments, agencies, political subdivisions or officials of the United States of America or of any state thereof, or orders of any other civil or military authority, or partial or entire failure of public utilities, or any other condition or event beyond the reasonable control of the Company. The Company will, to the extent that it may lawfully do so, use its best efforts to remedy, alleviate or circumvent any cause or causes preventing it from performing its agreements and covenants hereunder; provided, however, that the settlement of strikes, lockouts and other labor disputes shall be entirely within the discretion of the Company, and the Company shall not be required to settle strikes, lockouts and other labor disputes by acceding to the demands of the opposing party or parties when such course is in its judgment against its best interests.


         Section 10.2 Remedies on Default. The Council acknowledges that this Lease Agreement constitutes part of a financing transaction with respect to the Project Development Work and that, as a result of the options in favor of the Company contained in Article XI hereof, the full economic value of the Project will accrue to the Company in the event that the Bonds are paid in full. In view of the character of this Lease Agreement as part of a financing transaction with respect to the Project, it is the intention of the parties hereto that, upon the occurrence and during the continuation of an Event of Default, the Company shall have rights as herein described with respect to the Project which, in the absence of express agreements to the contrary herein contained, would not be accorded the Company under the general laws now applicable to the relationship between the Council, as owner and lessor of the Project, and the Company, as lessee of the Project. In order that such rights of the Company may be preserved and protected from the adverse effect of any present or future law applicable thereto, the Council hereby expressly waives and relinquishes, to the extent it may lawfully do so, all rights and remedies with respect to the termination of this Lease Agreement and the repossession and disposition of the Project which are not consistent with the express provisions hereof, even though such rights and remedies are generally available to lessors as a matter of law.

         Whenever any Event of Default shall have occurred and be continuing, the Council and the Trustee, or the Trustee on behalf of the Council, may take any one or more of the following remedial actions:

                  (a) take possession of the Project, exclude the Company from possession thereof and rent the same for the account of the Company, holding the Company liable for the balance of all rent and other amounts due under the Lease;

                  (b) terminate the Lease, take possession of the Project, exclude the Company from possession thereof and lease the same for the account of the Council and the Trustee, holding the Company liable for all rent and other amounts due under the Lease until the date such other lease is made for the account of the Council and the Trustee;

                  (c) declare immediately due and payable Basic Rent in an amount equal to the principal amount of all outstanding Bonds plus interest accrued on such Bonds to the date of such declaration, whereupon such Basic Rent shall become immediately due and payable, but only if, concurrently with such declaration, the principal of and accrued interest on the Bonds are also declared due and payable pursuant to subsection (a) of Section 10.2 of the Indenture;

                  (d) have access to, and inspect, examine and make copies of, the books, records and accounts of the Company respecting the Project, but if and only if any of the Bonds are then outstanding; and

                  (e) take whatever legal proceedings may appear necessary or desirable to collect the rent then due, whether by declaration or otherwise, or to enforce any obligation, covenant or agreement of the Company under the Lease or any obligation of the Company imposed by any applicable law;

provided, however, that neither the Council nor the Trustee, nor the Trustee on behalf of the Council, shall take any remedial action described in either of subparagraphs (a) and (b) of this Section 10.2 unless the Event of Default is described in subparagraph (a) of of Section 10.1.


         Section 10.3 No Remedy Exclusive. No remedy herein conferred upon or reserved to the Council or the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under the Lease or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Council or the Trustee to exercise any remedy reserved to it in this article, it shall not be necessary to give any notice, other than such notice as is herein expressly required.

         Section 10.4 Agreement to Pay Attorneys' Fees. In the event that, as a result of an Event of Default or a threatened Event of Default by the Company, the Council or the Trustee should employ attorneys at law or incur other expenses in or about the collection of rent or the enforcement of any other obligation, covenant, agreement, term or condition of the Lease, the Company will, if the Council or the Trustee is successful in such efforts or if a final judgment for either is rendered by a court of competent jurisdiction, pay to the Council or to the Trustee or both, as the case may be, reasonable attorneys' fees and other reasonable expenses so incurred by the Council and the Trustee.


         Section 10.5 No Additional Waiver Implied by One Waiver. In the event any agreement contained in the Lease should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. Further, neither the receipt nor the acceptance of any rent hereunder by the Council, or by the Trustee on its behalf, shall be deemed to be a waiver of any breach of any covenant, condition or obligation herein contained or a waiver of any Event of Default even though at the time of such receipt or acceptance there has been a breach of one or more covenants, conditions or obligations on the part of the Company herein contained or an Event of Default (or both) and the Council or the Trustee (or both) have knowledge thereof.


         Section 10.6 Effect of Intercreditor Agreement. Notwithstanding anything to the contrary contained herein or in the Indenture, so long as any of the Authority Bonds remain outstanding and unpaid, all rights, remedies and powers granted to the Council or the Trustee pursuant to this Lease Agreement (including, without limitation, those so granted in this Article X) or the Indenture shall be governed by, and shall be exercised in accordance with, the provisions of the Intercreditor Agreement.


                                   ARTICLE XI

                                     OPTIONS


         Section 11.1 Options to Terminate the Lease During the Lease Term. The Company shall have the right, exercisable at its option, to cancel or terminate the Lease during the Lease Term upon compliance with the conditions specified in the succeeding provisions of this section:

                  (a) At any time prior to full payment of the entire Indenture Indebtedness, the Company may cancel or terminate the Lease by (i) giving the Council and the Trustee written notice of such termination and specifying in such notice the date on which such termination is to be effective and (ii) paying to the Trustee for the account of the Council, on or before the effective date of such termination, an amount which, when added to the total of the amounts then held in the Construction Fund, the Bond Fund (exclusive of any amount held therein for payment of matured but unpaid Bonds, Bonds called for redemption but not yet redeemed and matured but unpaid interest) and the Redemption Fund, will be sufficient to pay, redeem and retire all the outstanding Bonds (or, in the case of the Bonds prior to the termination of the Letter of Credit, to reimburse the Bank for moneys drawn under the Letter of Credit to effect such payment, redemption and retirement) on the earliest practicable date next succeeding the effective date of such termination on which under their terms and the terms of the Indenture they may be paid or redeemed, including, without limitation, principal, premium (if any), all interest to mature until and on such payment or redemption date, the expenses of redemption and all other Indenture Indebtedness then owed and that will accrue until the payment, redemption and retirement of all the outstanding Bonds.

                  (b) At any time after the entire Indenture Indebtedness has been fully paid, the Letter of Credit has been terminated and all amounts owed to the Bank under the Reimbursement Agreement have been paid in full, the Company may cancel or terminate the Lease by giving the Council written notice of such termination not less than ten (10) days prior to the date on which such termination is to be effective.

Any cancellation or termination of the Lease as aforesaid notwithstanding, any obligations or liabilities of the Company hereunder, actual or contingent, which have arisen on or before the effective date of such cancellation or termination shall remain in full force and effect.


         Section 11.2 Option to Purchase Casualties. While any of the Indenture Indebtedness is outstanding and unpaid, the Company shall have the right and option, hereby granted by the Council, to purchase the Project if

                  (a) any part of the Project is damaged or destroyed, by fire or other casualty, to such extent that, in the opinion of the Company expressed in a certified resolution of the Board of Directors of the Company filed with the Council and the Trustee, the restoration or repair of the property damaged or destroyed to the condition thereof immediately preceding such damage or destruction would not be economically practicable or desirable, or

                  (b) under the exercise of the power of Eminent Domain, (i) title to all or substantially all the Project is taken, or (ii) the temporary use of all or part of the Project, or title to part of the Project, is taken to such extent that, in the opinion of the Company expressed in a certified resolution of the Board of Directors of the Company filed with the Council and the Trustee, the Company will thereby be prevented, or is likely to be thereby prevented, from making normal use of the Project, or

                  (c) as a result of (i) any changes in the Constitution of the State of Alabama or the Constitution of the United States of America,
         (ii) any legislative or administrative action (whether state or federal) or (iii) any final decree, judgment or order of any court or administrative body (whether state or federal) entered after the contest thereof by the Company in good faith, the Lease becomes void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed herein or unreasonable burdens or excessive liabilities are imposed on the Council or the Company, including (without limiting the generality of the foregoing) any changes in federal or state tax laws that will render the operation of the Project significantly less economically advantageous to the Company, or

                  (d) the use and occupancy of the Project by the Company is legally curtailed for any reason other than circumstances or conditions described in the preceding clauses (b) and (c), or

                  (e) as a result of any change in the economic viability of the Project, the continued operation of the Project, in the opinion of the Company expressed in a certified resolution of the Board of Directors of the Company filed with the Council and the Trustee, would not be economic for the Company's purposes.

To exercise such option, the Company

                  (1) shall, within sixty (60) days following the event authorizing the exercise of such option, give to the Council and the Trustee written notice, signed by an Authorized Company Representative, which shall contain a description of such event and shall state the reason why it authorizes the exercise of such option,

                  (2) shall specify in such notice the date of purchase, which (subject to the provisions of the last paragraph of this Section 11.2) shall be not less than forty-five (45) nor more than ninety (90) days after the date such notice is mailed or otherwise delivered,

                  (3) shall direct the Trustee in such notice to call for redemption all the outstanding Bonds on the Business Day next succeeding the date of purchase specified by the Company in such notice,

                  (4) in the case of an authorizing event described in any of the preceding clauses (a), (b), (d) or (e), shall certify in such notice that the Company has discontinued, or will discontinue at the earliest practicable date, its operation of the Project, and

                  (5) shall on the date of purchase pay to the Trustee in immediately available funds (for the account of the Council), as and for the purchase price of the Project, an amount which, when added to the total of the amounts then held in the Construction Fund, the Bond Fund (exclusive of any amount held therein for payment of matured but unpaid Bonds, Bonds called for redemption but not yet redeemed and matured but unpaid interest) and the Redemption Fund, plus the amount of any Net Condemnation Award then held by the Trustee and referable to any condemnation authorizing the exercise of such option, will be sufficient to pay, redeem and retire all the outstanding Bonds (or, in the case of the Bonds prior to the termination of the Letter of Credit, to reimburse the Bank for moneys drawn under the Letter of Credit to effect such payment, redemption and retirement) on the Business Day next succeeding the date of purchase, including, without limitation, principal, premium (if any), all interest to mature until and on such payment or redemption date, expenses of redemption and all other Indenture Indebtedness; provided, however, that if on the date of purchase the entire Indenture Indebtedness has been paid in full, the Company shall not be required to pay any such amount in order to entitle it to exercise such option, in which event (any provision herein to the contrary notwithstanding) any Net Condemnation Award referable to any condemnation authorizing the exercise of such option shall be paid to the Company simultaneously with or promptly after the exercise of such option.

Upon receipt of the amount required by this Section 11.2 to be paid by the Company as the purchase price of the Project (if payment of any such amount is required), and if at such time the Company is not in default in payment of the rent or any other amounts due hereunder, the Council will, by deed or other appropriate instrument complying with the provisions of Section 11.4 hereof, transfer and convey the Project (or such portion thereof which may be none as is then in existence and is owned by the Council) in its then condition, whatever that may be, to the Company.

         In the event that the option granted by this Section 11.2 is exercised by the Company as a result of the taking of all or substantially all the Project under the exercise of the power of Eminent Domain, the date of purchase of the Project pursuant to such option shall not, irrespective of the date specified therefor pursuant to clause (2) of the first paragraph of this Section 11.2, be later than the date on which the Lease terminates in accordance with the provisions of Section 7.2(a) hereof, which date of termination is the forty-fifth (45th) day after the receipt by the Trustee of the final installment of the entire condemnation award in respect of such taking.


         Section 11.3 Option to Purchase. If the Company pays all rent and other amounts due hereunder, it shall have the right and option, hereby granted by the Council, to purchase the Project from the Council at any time during the Lease Term after the payment in full of the Indenture Indebtedness, the termination of the Letter of Credit and the reimbursement to the Bank of all amounts drawn under the Letter of Credit, together with the interest (if any) accrued thereon under the terms of the Reimbursement Agreement, at and for a purchase price equal to the sum of $100. To exercise any such purchase option, the Company shall notify the Council in writing not less than fifteen (15) days prior to the date on which it proposes to effect such purchase and, on the date of such purchase, shall pay the aforesaid purchase price to the Council in cash or bankable funds, whereupon the Council will, by deed or other instrument complying with the provisions of Section 11.4 hereof, transfer and convey the Project (in its then condition, whatever that may be) to the Company. If at the end of the Lease Term no Event of Default shall have occurred and be continuing, the Company shall be deemed to have exercised such purchase option unless it notifies the Council in writing to the contrary at least fifteen (15) days before the end of the Lease Term, and, in the event of such automatic exercise by the Company of its option to purchase the Project, the date of purchase shall be the last day of the Lease Term or such other date within one hundred eighty
(180) days thereafter as shall be designated by the Company. Nothing herein contained shall be construed to give the Company any right to any rebate to or refund of any rent paid by it hereunder prior to the exercise by it of the purchase option hereinabove granted, even though such rent may have been wholly or partially prepaid.

         Section 11.4 Options In General. Each of the options herein granted to the Company may be exercised by it even though an Event of Default shall have occurred and be continuing, it being understood and agreed, however, that all other applicable conditions specified herein to the exercise of such option (including payment of any amounts of money herein required to be paid by the Company) must be met.

         In the event of the exercise by the Company of either of the options to purchase the Project or any part thereof granted in Sections 11.2 and 11.3 hereof, the Council will convey to the Company, after compliance by the Company with the conditions to purchase specified in the respectively applicable sections hereof, the property with respect to which such option was exercised by statutory warranty deed, bill of sale (in the case of personal property) or other appropriate instrument, subject only to Permitted Encumbrances, such liens, encumbrances and exceptions to which title to such property was subject when this Lease Agreement was delivered or such property was acquired by the Council (whichever occurred last), those to the creation or suffering of which the Company consented and those resulting from the failure of the Company to perform or observe any of the agreements or covenants on its part herein contained.

         In case that, at the time of the exercise by the Company of either of the options to purchase the Project granted in Sections 11.2 and 11.3 hereof, there shall not have been collected by the Council, the Trustee or the Company the entire condemnation award referable to any condemnation with respect to the Project which may have theretofore occurred, then in such case all Net Condemnation Awards thereafter collected and referable to such condemnation shall be applied to the payment of any obligations then owed to the Bank under the Reimbursement Agreement, and any such moneys remaining after the payment of all such obligations then owed to the Bank shall be paid to the Company. The Council will take all actions necessary to cause the amount of any such awards to be paid to the Company or the Bank, as the case may be. The provisions of this paragraph shall survive the expiration of the term of the Lease or any prior termination of the Lease unless at the time of such expiration or termination the Company is in default in the payment of any amounts of money herein required to be paid by it, in which event any moneys described in this paragraph would be applied first to cure such default, with any remaining balance applied in accordance with the preceding provisions of this paragraph.

                                   ARTICLE XII

                                  MISCELLANEOUS


         Section 12.1 Covenant of Quiet Enjoyment. Surrender. So long as the Company performs and observes all the covenants and agreements on its part herein contained, it shall peaceably and quietly have, hold and enjoy the Project during the Lease Term subject to all the terms and provisions hereof. At the end of the Lease Term, or upon any prior termination of the Lease, the Company will surrender to the Council possession of all property then subject to the demise of the Lease (unless it is simultaneously purchasing such property from the Council) in its then condition, whatever that may be.


         Section 12.2 Retention of Title to Project by Council. Granting of Easements. Without the prior written consent of the Company, the Council will not itself, so long as no Event of Default shall have occurred and be continuing, (i) sell, convey or otherwise dispose of all or any part of the Project (except as provided in Section 9.4 of the Indenture or to the Company as provided in Article XI hereof), (ii) mortgage or otherwise encumber the Project or any part thereof (except as provided in the Bank Mortgage), or (iii) dissolve or do anything that will result in the termination of its corporate existence (except as provided in Section 9.4 of the Indenture). The Council will, however, grant such utility, access and other similar easements, permits and rights-of-way over, across or under the Project Site as shall be requested in writing by the Company, provided that in connection with the grant of each such easement, permit or right-of-way the Company furnishes to the Council and the Trustee a certificate signed by an Authorized Company Representative stating that such easement, permit or right-of-way is, or will be, useful or necessary in the operation of the Project and will not materially interfere with or impair the use of the Project for the purpose for which it was acquired or is held by the Council. The Company will pay all reasonable expenses incurred by the Council in connection with the granting of all such easements, permits and rights-of-way.


         Section 12.3 This Lease a Net Lease. The Company recognizes and understands that it is the intention hereof that the lease herein made shall be a net lease and that until the Bonds are fully paid all Basic Rent shall be available for payment of the principal of and the interest and premium (if any) on the Bonds. The Lease shall be construed to effectuate such intent.

         Section 12.4 Statement of Intention Regarding Certain Tax Matters. The Council and the Company acknowledge and agree that it is their mutual intention that the Company, for federal and state income tax purposes, will be entitled to all deductions and credits with respect to the Project (including, but not limited to, depreciation and investment credits) and that for such purposes the Lease will be deemed to be a financing of the Project.


         Section 12.5 Notices. All notices, demands, requests and other communications hereunder shall be deemed sufficient and properly given if in writing and delivered in person to the following addresses or received by certified or registered mail, postage prepaid with return receipt requested, at such addresses:

         (a) If to the Council:

                  Calhoun County Economic Development Council
                  Post Office Box 944
                  Anniston, Alabama 36202
                  Attention: Chairman of the Board of Directors

         (b) If to the Company:

                  Central Castings Corporation
                  451 North Cannon Avenue
                  Lansdale, Pennsylvania  19446
                  Attention:  Vice President Finance

         (c) If to the Trustee:

                  Chemical Bank
                  450 West 33rd Street, 15th Floor
                  New York, New York  10001-2697
                  Attention:  Josiane De Sousa, Corporate Trust Administration

         (d)      If to the Bank:

                  First Fidelity Bank, National Association
                  123 South Broad Street
                  Philadelphia, Pennsylvania  19109-1199
                  Attention:  Thomas J. Saunders, Vice President

Any of the above-mentioned parties may, by like notice, designate any further or different addresses to which subsequent notices shall be sent. The Company and the Council will send a copy of each notice that either thereof gives to the other pursuant to the provisions hereof to the Trustee and the Bank; provided, however, that the failure of either the Council or the Company to send a copy of any such notice to the Trustee and the Bank shall not invalidate such notice or render it ineffective unless notice to the Trustee and the Bank is otherwise expressly required herein. Any notice hereunder signed on behalf of the notifying party by a duly authorized attorney at law shall be valid and effective to the same extent as if signed on behalf of such party by a duly authorized officer or employee.

         Whenever, under the provisions hereof, any request, consent or approval of the Council or the Company is required or authorized, such request, consent or approval shall (unless otherwise expressly provided herein) be signed on behalf of the Council by an Authorized Council Representative and on behalf of the Company by an Authorized Company Representative; and each of the parties and the Trustee are authorized to act and rely upon any such requests, consents or approvals so signed.


         Section 12.6 Certain Prior and Contemporaneous Agreements Cancelled. The Lease shall completely and fully supersede all other prior or contemporaneous agreements, both written and oral, between the Council and the Company relating to the Project Development Work and the leasing of the Project, all to the end that the Council and the Company shall look to the Lease for ultimate definition and determination of their respective rights, liabilities and responsibilities respecting the Project Development Work and the Project. The Company and the Council acknowledge that they have no outstanding agreement, commitment or understanding, either express or implied, for the grant to the Company of any option to purchase the Project or any part thereof or of any option to renew the term of the Lease, other than those options contained in
Article XI hereof.


         Section 12.7 Limited Liability of Council. The Council is entering into this Lease Agreement pursuant to the authority conferred upon it by the Act. No provision hereof shall be construed to impose a charge against the general credit of the Council or any personal or pecuniary liability upon the Council except with respect to the proper application of the proceeds to be derived from the sale of the Bonds, moneys made available by the Company to the Council pursuant to the provisions hereof, and the revenues and receipts to be derived from any leasing or sale of the Project, including insurance proceeds and condemnation awards. Further, none of the directors, officers, employees or agents of the Council shall have any personal or pecuniary liability whatever hereunder or any liability for the breach by the Council of any of the agreements on its part herein contained. Nothing contained in this section, however, shall relieve the Council from the observance and performance of the several covenants and agreements on its part herein contained or relieve any director, officer, employee or agent of the Council from performing all duties of his respective offices that may be necessary to enable the Council to perform the covenants and agreements on its part herein contained.


         Section 12.8 Trustee Actions Requested by Company. The Company hereby agrees that, in any instance in which the Company requests the Trustee to take any discretionary, non-ministerial action pursuant to the Indenture, the Trustee may require, as a condition precedent to the taking of such requested action, the delivery to the Trustee of an opinion of Counsel stating that the taking of such requested action by the Trustee is not inconsistent with the provisions of the Indenture and that all conditions precedent, if any, to the taking of such action that are specified or contained in the Indenture have been satisfied.

         The Company further agrees that, in each instance in which moneys are to be paid, under the provisions of this Lease Agreement or the Indenture, by the Trustee to the Bank, the Trustee shall make such payments pursuant to written directions received from the Company.


         Section 12.9 Binding Effect. The Lease shall inure to the benefit of, and shall be binding upon, the Council, the Company and their respective successors and assigns. To the extent provided herein and in the Indenture, the Trustee, the holders of the Bonds and the Bank shall be deemed to be third party beneficiaries hereof, but nothing herein contained shall be deemed to create any right in, or to be for the benefit of, any other person who is not a party hereto.

         Upon the termination of the Letter of Credit and the payment in full of all amounts owed to the Bank under the Reimbursement Agreement, all references herein to the Bank shall be ineffective and the Bank shall thereafter have no rights hereunder.


         Section 12.10 Severability. In the event any provision of the Lease shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof. Without in any way limiting the generality of the foregoing, the Company specifically acknowledges and agrees that the several purchase options granted it in Article XI hereof are fully severable from and independent of the other provisions hereof and that the invalidity or unenforceability of any of such purchase options shall neither invalidate or render unenforceable any other provision hereof nor excuse the Company from fully performing and observing any of the agreements and covenants on its part herein contained.


         Section 12.11 Article and Section Captions. The article and section headings and captions contained herein are included for convenience only and shall not be considered a part hereof or affect in any manner the construction or interpretation hereof.


         Section 12.12 Governing Law. The Lease shall in all respects be governed by and construed in accordance with the laws of the State of Alabama.

         IN WITNESS WHEREOF, the Council and the Company have caused this Lease Agreement to be executed in their respective corporate names, have caused their respective corporate seals to be hereunder affixed, and have caused this Lease Agreement to be attested, all by their duly authorized officers, in ten (10) counterparts, each of which shall be deemed an original, and the parties hereto have caused this Lease Agreement to be dated as of November 1, 1995, although executed and delivered on November 21, 1995.


                                                   CALHOUN COUNTY
                                            ECONOMIC DEVELOPMENT COUNCIL


                                      By: /s/ William R. Trammell
                                          -----------------------------------
                                          Chairman of its Board of Directors
ATTEST:

/s/ George G. Faceton
--------------------------------------
          Its Secretary


[ S E A L ]

                                             CENTRAL CASTINGS CORPORATION


                                      By: /s/ Albert T. Sabol
                                          -----------------------------------

                                        Its Vice President
                                            ---------------------------------
ATTEST:

/s/ George D. Pelose
--------------------------------------

Its Assistant Secretary
    ---------------------------------

[ S E A L ]

STATE OF ALABAMA                    )
                                    :
Calhoun COUNTY                      )

         I, the undersigned authority, a Notary Public in and for said county in said state, hereby certify that William R. Trammel, whose name as Chairman of the Board of Directors of the CALHOUN COUNTY ECONOMIC DEVELOPMENT COUNCIL, a public corporation and instrumentality under the laws of the State of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.

         GIVEN under my hand and official seal of office, this 16th day of November, 1995.

                                      /s/ James M. Campbell
[ NOTARIAL SEAL ]                     -----------------------------------------
                                                    Notary Public

                                      My Commission Expires: 8-15-98
                                                             ------------------


STATE OF Pennsylvania               )
                                    :
Philadelphia COUNTY                 )

         I, the undersigned authority, a Notary Public in and for said county in said state, hereby certify that Albert T. Sabol, whose name as Vice President of CENTRAL CASTINGS CORPORATION, an Alabama corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         GIVEN under my hand and official seal of office, this 21st day of November, 1995.

                                      /s/ Carol L. O'Neal
[ NOTARIAL SEAL ]                     -----------------------------------------
                                                    Notary Public

                                      My Commission Expires: 11-28-98
                                                             ------------------

                                    EXHIBIT A
                                       to
                                 LEASE AGREEMENT
                                     between
                                 CALHOUN COUNTY
                          ECONOMIC DEVELOPMENT COUNCIL
                                       and
                          CENTRAL CASTINGS CORPORATION
                          dated as of November 1, 1995


The Project Site consists of the following described parcel of land:

A certain parcel of land located in the SW 1/4 of the NW 1/4, the W 1/2 of the SE 1/4 of the NW 1/4, and a portion of the NE 1/4 of the NW 1/4 of Section 23, Township 15 South, Range 7 East; said parcel being more particularly described as follows:

     Beginning at the Southwest corner of the SW 1/4 of the NW 1/4 of
     Section 23, Township 15 South, Range 7 East; thence Northerly along the West line of said quarter 1347.86 feet; thence Easterly with an interior angle of 90 degrees 20 minutes 24 seconds to the left along the North line of said quarter, if extended, 2062.84 feet; thence Southerly with an interior angle of 88 degrees 53 minutes 58 seconds to the left 1309.80 feet; thence Westerly with an interior angle of 92 degrees 10 minutes 22 seconds to the left along the South line of said quarter, if extended, 2046.04 feet to the point of beginning.

     ALSO: Beginning at the Southwest corner of the SW 1/4 of the NW 1/4 of
     Section 23, Township 15 South, Range 7 East; thence Northerly along the West line of said quarter 1347.86 feet; thence Easterly with an interior angle of 90 degrees 20 minutes 24 seconds to the left along the North line of said quarter, if extended, 1408.46 feet to the intersection of said North line, if extended with the centerline of a County Road; said point also being the true point of beginning of the hereafter described parcel; thence continue Easterly along the previous course 654.38 feet; thence Northerly with an interior angle of 91 degrees 06 minutes 02 seconds to the right 399.35 feet to the centerline of said County Road; thence Southwesterly along said centerline as follows: with an interior angle of 44 degrees 38 minutes to the right 91.13 feet; with an interior angle of 169 degrees 58 minutes 20 seconds to the left 146.47 feet; with an interior angle of 169 degrees 37 minutes to the left 90.55 feet; with an interior angle of 174 degrees 48 minutes 04 seconds to the left 105.62 feet; with an interior angle of 176 degrees 24 minutes 34 seconds to the right 90.72 feet; with an interior angle of 174 degrees 13 minutes 22 seconds to the right 76.63 feet; with an interior angle of 174 degrees 23 minutes 04 seconds to the right 76.44 feet; with an interior angle of 173 degrees 23 minutes 22 seconds to the right 69.32 feet; with an interior angle of 174 degrees 26 minutes 20 seconds to the right 35.37 feet to the true point of beginning.

     Containing a total of 65.16 acres, more or less, less and except any right-of-way assigned to Alabama Power Company; and less and except road right-of-way as deeded to Calhoun County, Alabama.

     The above parcel of land is located in the County of Calhoun, State of Alabama.

                                 EXHIBIT B
                                     to
                              LEASE AGREEMENT
                                  between
                               CALHOUN COUNTY
                        ECONOMIC DEVELOPMENT COUNCIL
                                    and
                        CENTRAL CASTINGS CORPORATION
                        dated as of November 1, 1995


         The Project Equipment referred to in the Lease Agreement of which this Exhibit B constitutes a part initially consists of the following items:

--------------------------------------------------------------------------------------------------------------------
QUANTITY        DESCRIPTION                                    IDENTIFICATION              NOTES       VALUE IN USE
--------------------------------------------------------------------------------------------------------------------
   1            Dissmatic 2013                                 Serial Number 71.645        1964         $   150,000
--------------------------------------------------------------------------------------------------------------------
                Automatic Molding Machine (1964)
====================================================================================================================
   1            Dissmatic 2013                                 Serial Number 71.604        Doesn't Run  $     5,000
--------------------------------------------------------------------------------------------------------------------
                Automatic Molding Machine (1964)
====================================================================================================================
   1            42" Wide Conveyor Belt - 16' Long                                                       $     4,500
====================================================================================================================
   1            48" Wide Conveyor Belt - 50' in 3 Sections                                              $    16,750
====================================================================================================================
   2            1250 KW 180 KZ Tri-Line Inductotherm                                                    $   175,000
--------------------------------------------------------------------------------------------------------------------
                with Power Supplies                             Serial Number 02-58730
--------------------------------------------------------------------------------------------------------------------
                Includes (3) 3.5 Ton Melting Pots               Serial Number 03-75375
--------------------------------------------------------------------------------------------------------------------
                (2) Spare 3.5 Ton Coils
====================================================================================================================
   1            Didion Rotary Shakeout System                   Model RS-40                             $    15,400
====================================================================================================================
   1            Wheelabator Turnblast Super 28                  Serial Number A1235440                  $    25,000
====================================================================================================================
   1            Cleveland Tramrail Crane System                 Serial Number 2-02100-000               $    11,500
====================================================================================================================
   1            Carborundum Dust Collector                      Serial Number 1-721175-I                $    12,500
====================================================================================================================
   1            Wheelabrator Dust Collector 3500 CFM                                                    $     8,000
====================================================================================================================
   1            Pagborn Dust Collector 7500 CFM                                                         $    13,500
====================================================================================================================
   1            Simpson 2F Muller                               Serial Number E7301001                  $     5,000
====================================================================================================================
   1            3 Ton Yale Electric Hoists                                                              $     5,000
====================================================================================================================
   1            Overhand Sand Control System                                                            $    18,750
====================================================================================================================
   1            Sand Storage Hopper                                                                     $     5,000
====================================================================================================================
   1            Bradford Lathe                                  Serial Number 5324-124                  $     1,000
====================================================================================================================
   1            Automatic Stapler Machine                                                  Not in use   $       100
====================================================================================================================
   1            Lathern Time Recorder                                                                   $       100
====================================================================================================================
   1            Electrical System                                                                       $    32,500
--------------------------------------------------------------------------------------------------------------------
                480V Transformer
--------------------------------------------------------------------------------------------------------------------
                240V Transformer
--------------------------------------------------------------------------------------------------------------------
                4 KV Disconnect System
====================================================================================================================
   3            333 KW Transformers                                                                      $   12,000
====================================================================================================================
   1            Dietert Scrubber & Wash Basin                   Serial Number 38180                      $    1,250
====================================================================================================================
   1            Metler H-13 Analytical Balance Scale            Serial Number 610344                     $      375
====================================================================================================================
   1            Dietert M.B. Clay Tester                        Serial Number 535A-338                   $      750
====================================================================================================================
   1            Combs Laboratory Sifter w/Screens                                                        $      875
====================================================================================================================
   1            Blue M Muffle Furnace                           Serial Number HE-1527                    $      250
====================================================================================================================
   1            Dietert 401 Compression Tester                  Serial Number 30575                      $    1,575
====================================================================================================================
   1            2 Ton Chislom-Moore Cornet Hoist w/bucket                                                $    8,000
====================================================================================================================
   2            Portable Office Buildings                                                                $      500
====================================================================================================================
   1            Pattern Heater Enclosure                                                                 $    3,750
--------------------------------------------------------------------------------------------------------------------
                Complete with Temperature Controls
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
QUANTITY        DESCRIPTION                                    IDENTIFICATION              NOTES       VALUE IN USE
--------------------------------------------------------------------------------------------------------------------
===================================================================================================================
   1            Spare Gear Reducer for 85-B Muller                                                       $   15,000
====================================================================================================================
   1            Gogan Automatic Brinell Hardness Tester                                                  $    3,750
====================================================================================================================
   1            IBM Computer Model PS2/55SX                                                              $    1,500
====================================================================================================================
   1            IBM Typewriter                                  Serial Number 26-2338836                 $      400
====================================================================================================================
   1            Sharp SF3700 Copy Machine                       Serial Number 96611788                   $    5,000
====================================================================================================================
   1            Harris/Lanier Telephone System (6) Stations     Serial Number 561346                     $    6,000
====================================================================================================================
   1            Ricoh Fax 60                                    Serial Number 71202773                   $    1,000
====================================================================================================================
   3            Office Desks & Chairs                                                                    $   15,000
====================================================================================================================
   2            Computer Desks                                                                           $      800
====================================================================================================================
   4            File Cabinets                                   Serial Number 561346                     $      800
====================================================================================================================
                Various Tools, Dies and Patterns                                                         $  120,000
====================================================================================================================
                                                                                                         $1,199,485
--------------------------------------------------------------------------------------------------------------------